File No. 811-3700

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [ X ]

     Pre-Effective Amendment No.                                       [  ]

     Post-Effective Amendment No. 47                                   [ X ]

                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [ X ]

     Amendment No. 46                                                  [ X ]

                       (Check appropriate box or boxes.)

                  THE DREYFUS/LAUREL TAX FREE MUNICIPAL FUNDS
                (formerly The Laurel Tax-Free Municipal Funds)
              ___________________________________________________
              (Exact Name of Registrant as Specified in Charter)

           c/o The Dreyfus Corporation
           200 Park Avenue, New York, New York          10166
           (Address of Principal Executive Offices)     (Zip Code)

      Registrant's Telephone Number, including Area Code: (212) 922-6000

                               John E. Pelletier
                                   Secretary
                          The Dreyfus/Laurel Tax-Free
                                Municipal Funds
                                200 Park Avenue
                           New York, New York 10166
                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

       X   immediately upon filing pursuant to paragraph (b)
     ----
           on     (date)      pursuant to paragraph (b)
     ----
           60 days after filing pursuant to paragraph (a)(i)
     ----
           on     (date)      pursuant to paragraph (a)(i)
     ----
           75 days after filing pursuant to paragraph (a)(ii)
     ----
           on     (date)      pursuant to paragraph (a)(ii) of Rule 485
     ----


If appropriate, check the following box:

           this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
     ----

     Registrant has registered an indefinite number of shares of beneficial interest under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940, Registrant's Rule 24f-2 Notice for fiscal year ended June 30, 1996 was filed on or about August 29, 1996.




            Dreyfus BASIC Massachusetts Municipal Money Market Fund
                 Cross-Reference Sheet Pursuant to Rule 495(a)
           ________________________________________________________

Items in
Part A of                                     Prospectus
Form N-1A       Caption                       Caption
________        _______                       __________

   1            Cover Page                    Cover Page
                                              Expense Summary

   2            Synopsis                      Expense Summary

   3            Condensed Financial           Financial Highlights
                Information

   4            General Description of        Investment Objective and
                Registrant                    Policies; Further
                                              Information About The Fund

   5            Management of the Fund        Further Information About
                                              The Funds; Management

   5(a)         Management's Discussion       Management's Discussion
                of Fund's Performance         of Fund's Performance

   6            Capital Stock and             Cover Page; Investor
                Other Securities              Line; Distribution; Taxes;

   7            Purchase of Securities        Expense Summary;
                Being Offered                 Alternative Purchase Methods;
                                              Special Shareholder Services;
                                              How to invest in The
                                              Dreyfus/Laurel Funds;
                                              Distribution and Service Plans;
                                              How to Exchange your Investment
                                              From One Fund to Another;

   8            Redemption or                 How to Redeem Shares
                Repurchase

   9            Pending Legal                 N.A.
                Proceedings




            Dreyfus BASIC Massachusetts Municipal Money Market Fund
                 Cross-Reference Sheet Pursuant to Rule 495(a)
           ________________________________________________________

Items in
Part B of                                     Statement of Additional
Form N-1A                                     Information Caption
---------                                     -----------------------

   10           Cover Page                    Cover

   11           Table of Contents             Table of Contents

   12           General Information           Management of the Trust
                and History

   13           Investment Objectives         Investment Policies
                and Policies
   14           Management of the Fund        Management of the Trust;
                                              Trustees and Officers of the
                                              Trust

   15           Control Persons and           Management of the Trust;
                Principal Holders of
                Securities

   16           Investment Advisory           Management of the Trust;
                and Other Services            Investment Manager;
                                              Shareholder Services

   17           Brokerage Allocation          Investment Policies
                and Other Practices           Portfolio Transactions

   18           Capital Stock and             Description of the Trust;
                Other Securities              See Prospectus -- "Cover Page";
                                              "How to Redeem Fund Shares";
                                              "Further Information About The
                                              Funds; The Dreyfus/Laurel Tax
                                              Free Municipal Funds"

   19           Purchase, Redemption          Purchase of Shares;
                and Pricing of                Distribution and Service Plans;
                Securities Being Offered      Redemption of Shares;
                                              Valuation of Shares

   20           Tax Status                    Taxes

   21           Underwriters                  Purchase of Shares;
                                              Distribution and Service Plans;
                                              Amounts Expended


            Dreyfus BASIC Massachusetts Municipal Money Market Fund
                 Cross-Reference Sheet Pursuant to Rule 495(a)
           ________________________________________________________

Items in
Part C of
Form N-1A
_________

   22           Calculation of                     Performance Data
                Performance Data

   23           Financial Statements               Financial Statements

   24           Financial Statements and Exhibits            C-1

   25           Persons Controlled by or Under               C-4
                Common Control with Registrant

   26           Number of Holders of Securities              C-4

   27           Indemnification                              C-4

   28           Business and Other Connections of            C-4
                Investment Adviser

   29           Principal Underwriters                       C-12

   30           Location of Accounts and Records             C-15

   31           Management Services                          C-15

   32           Undertakings                                 C-15



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PROSPECTUS                                                    NOVEMBER 1, 1996
           DREYFUS BASIC MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
------------------------------------------------------------------------------
        THE DREYFUS BASIC MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
(FORMERLY, THE DREYFUS/LAUREL MASSACHUSETTS TAX-FREE MONEY FUND) (THE "FUND") IS A SEPARATE, NON-DIVERSIFIED PORTFOLIO OF THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS (THE "TRUST"), AN OPEN-END MANAGEMENT INVESTMENT COMPANY
KNOWN AS A MUTUAL FUND. THE FUND SEEKS TO PROVIDE A HIGH LEVEL OF CURRENT INCOME EXEMPT FROM FEDERAL AND MASSACHUSETTS INCOME TAXES TO THE EXTENT CONSISTENT WITH THE PRESERVATION OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY
BY INVESTING IN HIGH QUALITY, SHORT-TERM MUNICIPAL SECURITIES.
        SHARES OF THE FUND ARE SOLD WITHOUT A SALES LOAD.
        YOU CAN PURCHASE OR REDEEM SHARES BY TELEPHONE USING THE DREYFUS TELETRANSFER PRIVILEGE.
        THE DREYFUS CORPORATION SERVES AS THE FUND'S INVESTMENT MANAGER. THE DREYFUS CORPORATION IS REFERRED TO AS "DREYFUS."
          AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. SINCE THE FUND MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN THE SECURITIES OF A SINGLE ISSUER, AN INVESTMENT IN THE FUND MAY INVOLVE GREATER RISK THAN INVESTMENTS
IN CERTAIN OTHER TYPES OF MONEY MARKET FUNDS.
        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ CAREFULLY BEFORE YOU
INVEST AND RETAINED FOR FUTURE REFERENCE.
        THE STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 1, 1996 (THE "SAI"), WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF
INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND
EXCHANGE COMMISSION ("SEC") AND IS INCORPORATED HEREIN BY REFERENCE. THE SEC MAINTAINS A WEB SITE (HTTP://WWW.SEC.GOV) THAT CONTAINS THE SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUND. FOR A
FREE COPY OF THE SAI, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-645-6561. WHEN TELEPHONING, ASK FOR OPERATOR 144.
        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL
DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. ALL MONEY MARKET FUNDS INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE
POSSIBLE LOSS OF PRINCIPAL.
        THE FEES TO WHICH THE FUND IS SUBJECT ARE SUMMARIZED IN THE "EXPENSE SUMMARY" SECTION OF THE FUND'S PROSPECTUS. THE FUND PAYS AN AFFILIATE OF
MELLON BANK, N.A. ("MELLON BANK") TO BE ITS INVESTMENT MANAGER. MELLON BANK
OR AN AFFILIATE MAY BE PAID FOR PERFORMING OTHER SERVICES FOR THE FUND, SUCH
AS CUSTODIAN, TRANSFER AGENT OR FUND ACCOUNTANT SERVICES. THE FUND IS DISTRIBUTED BY PREMIER MUTUAL FUND SERVICES, INC. (THE "DISTRIBUTOR").
------------------------------------------------------------------------------
        THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------
   [Page 1]

                              TABLE OF CONTENTS
        EXPENSE SUMMARY.................................                 4
        FINANCIAL HIGHLIGHTS............................                 5
        DESCRIPTION OF THE FUND.........................                 6
        MANAGEMENT OF THE FUND..........................                 9
        HOW TO BUY FUND SHARES..........................                11
        SHAREHOLDER SERVICES............................                12
        HOW TO REDEEM FUND SHARES.......................                13
        PERFORMANCE INFORMATION.........................                16
        DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES........                17
        GENERAL INFORMATION.............................                18

   [Page 2]

[This Page Intentionally Left Blank]

   [Page 3]

EXPENSE SUMMARY
SHAREHOLDER TRANSACTION EXPENSES:
    Check Redemption Fee..................................                      $2.00
    Exchange Fee..........................................                      $5.00
    Account Closeout Fee..................................                      $5.00
ESTIMATED ANNUAL FUND OPERATING EXPENSES:
    (as a percentage of net assets)
    Management Fee .......................................                       .45%
    Other Expenses*.......................................                       .00%
                                                                               -----
    Total Fund Operating Expenses ........................                       .45%
EXAMPLE:
              You would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period:
                                 1 Year                                          $ 10
                                 3 Years                                         $ 19
                                 5 Years                                         $ 30
                                 10 Years                                       $  60


*Does not include fees and expenses of the non-interested Trustees (including counsel). The investment manager is contractually required to reduce its Management Fee in an amount equal to the Fund's allocable portion of such fees and expenses, which are estimated to be 0.01% of the Fund's net assets. (See "Management of the Fund.")

------------------------------------------------------------------------------
        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
------------------------------------------------------------------------------

        The purpose of the foregoing table is to assist you in understanding the various costs and expenses that investors will bear, directly or indirectly, the payment of which will reduce investors' return on an annual basis. The information in the foregoing table does not reflect any fee waiver or expense reimbursement arrangements that may be in effect. Effective May 8, 1996, the Fund adopted a new Investment Management Agreement pursuant to which it pays Dreyfus a fee at the annual rate of .45 of 1% of the value of the Fund's average daily net assets. Dreyfus has agreed until May 7, 1997, to limit its management fee, or to reimburse the Fund for its expenses, in order to ensure that the Fund's total operating expenses do not exceed .35 of 1% of the value of the Fund's average daily net assets. The expenses noted above, taking into account such limitation or reimbursement, would be: Management Fees - .35%; Other Expenses - .00%, and Total Fund Operating Expenses - .35%. In addition, unlike certain other funds in the Dreyfus Family of Funds, the Fund will charge your account $2.00 for each redemption check you write; you also will be charged $5.00 for each exchange out of the Fund, wire redemption or Dreyfus TELETRANSFER redemption you make and a $5.00 account closeout fee. These charges will be paid to the Fund's transfer agent. See "How to Buy Fund Shares" and "How to Redeem Fund Shares."


   [Page 4]

FINANCIAL HIGHLIGHTS

        The following table is based upon a single share outstanding throughout each fiscal year (period) and should be read in conjunction with the financial statements and related notes that appear in the Fund's Annual Report dated June 30, 1996, and are incorporated by reference into the SAI. The financial statements and related notes, as well as the information in the table below insofar as it relates to the fiscal years ended June 30, 1994, 1995 and 1996, have been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's Annual Report. The information in the table below for the five month period ended June 30, 1993, has been audited by other independent auditors.

DREYFUS BASIC MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD.*

                                                                           PERIOD      YEAR         YEAR       YEAR
                                                                           ENDED       ENDED        ENDED      ENDED
                                                                          6/30/93     6/30/94#    6/30/95##   6/30/96
                                                                       --------    --------    --------    --------
Net asset value, beginning of period........................              $1.00       $1.00       $1.00       $1.00
                                                                          -----       -----       -----       -----
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income***................................              0.007       0.019       0.032       0.033
LESS DISTRIBUTIONS:
    Distributions from net investment income................             (0.007)     (0.019)     (0.032)     (0.033)
                                                                          -----       -----       -----       -----
Net Asset Value, end of period..............................              $1.00       $1.00       $1.00       $1.00
                                                                          =====       =====       =====       =====
TOTAL RETURN................................................               0.73%       1.97%       3.25%       3.31%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000's)........................            $19,645     $19,830     $25,485     $52,317
Ratios of expenses to average net assets....................               0.57%**     0.56%       0.35%       0.35%
Ratios of net investment income to average net assets.......               1.78%**     1.94%       3.19%       3.24%

  * The Fund commenced selling Investment Class shares on February 1,
    1993. Effective April 4, 1994, the Investment Class was reclassified as Trust shares. Effective October 17, 1994, Trust shares were redesignated Class R shares. Effective May 8, 1996, the Fund's Class R shares were redesignated as a single class of shares. The table above is based upon an Investment Class share outstanding from February 1, 1993 to April 3, 1994, a Trust share outstanding from April 4, 1994 to October 16, 1994 a Class R share outstanding from October 17, 1994 to May 7, 1996, and a Fund share outstanding after May 7, 1996.

 ** Annualized.
*** Net investment income per share before waiver of fees and reimbursement of expenses by the investment manager and/or custodian and/or transfer agent for the year ended June 30, 1994 and for the period ended June 30, 1993 were $0.019 and $0.007, respectively.

  + Annualized expense ratios before voluntary waiver of fees and/or reimbursement of expenses by the investment manager and/or custodian and/or transfer agent for the year ended June 30, 1996, and for the year ended June 30, 1994 and for the period ended June 30, 1993 would have been 0.37%, 0.64% and 0.62%, respectively.

 ++ Total return represents aggregate total return for the periods indicated.

  # Prior to April 4, 1994, The Boston Company Advisors, Inc.
    served as the Fund's investment manager. From April 4, 1994 through October 16, 1994, Mellon Bank, served as the investment manager for the Fund.


 ## Effective October 17, 1994, Dreyfus began serving as the Fund's investment manager.


   [Page 5]

DESCRIPTION OF THE FUND
INVESTMENT OBJECTIVE AND POLICIES
        The Fund seeks to provide a high level of current income exempt from Federal income taxes and Massachusetts personal income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity. The Fund seeks to achieve its objective by investing in debt obligations issued by the Commonwealth of Massachusetts, its political subdivisions, municipalities, and public authorities and in municipal obligations issued by other governmental entities if, in the opinion of counsel to the respective issuers, the interest from such obligations is excluded from gross income for Federal and Massachusetts personal income tax purposes ("Massachusetts Municipal Obligations").
        Under normal market conditions, the Fund attempts to invest 100%, and will invest a minimum of 80%, of its total assets in Massachusetts Municipal Obligations. When, in the opinion of Dreyfus, adverse market conditions exist for Massachusetts Municipal Obligations, and a "defensive" investment posture is warranted, the Fund may temporarily invest more than 20% of its total assets in money market instruments having maturity and quality characteristics comparable to those (discussed below) for Massachusetts Municipal Obligations, but which produce income exempt from Federal but not Massachusetts personal income taxes for resident shareholders of Massachusetts, or more than 20% of its total assets in taxable obligations (including obligations the interest on which is included in the calculation of alternative minimum tax for individuals). Periods when a defensive posture is warranted include those periods when the Fund's monies available for investment exceed the Massachusetts Municipal Obligations available for purchase to meet the Fund's rating, maturity and other investment criteria. The Fund does not anticipate that it will find it necessary to make any investments in securities the interest from which is not exempt from Federal and Massachusetts personal income taxes. The Fund's policy of investing a minimum of 80% of its total assets in Massachusetts Municipal Obligations is a fundamental policy of the Fund.
        The Fund pursues its objective by investing in a varied portfolio of high quality, short-term Massachusetts Municipal Obligations.
        The Massachusetts Municipal Obligations purchased by the Fund consist of: (1) municipal bonds;
(2) municipal notes; and (3) municipal commercial paper. The Fund will limit its portfolio investments to securities that, at the time of acquisition, (i) are rated in the two highest short-term rating categories by at least two nationally recognized statistical rating organizations (or by one organization if only one organization has rated the security), (ii) if not rated, are obligations of an issuer whose comparable outstanding short-term debt obligations are so rated, or (iii) if not rated, are of comparable quality, as determined by Dreyfus in accordance with procedures established by the Board of Trustees. The Fund will limit its investments to securities that present minimal credit risk, as determined by Dreyfus under procedures established by the Board of Trustees.

        Because many issuers of Massachusetts Municipal Obligations may choose not to have their obligations rated, it is possible that a large portion of the Fund's portfolio may consist of unrated obligations, and to the extent the Fund invests in unrated obligations, the Fund will be more reliant on Dreyfus' judgement, analysis and experience than would be the case if the Fund invested in only rated obligations. The Fund invests only in securities that have remaining maturities of thirteen months or less at the date of purchase. Floating rate or variable rate obligations (described below) which are payable on demand under conditions established by the SEC, may have a stated maturity in excess of thirteen months; these securities will be deemed to have remaining maturities of thirteen months or less. The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less. The Fund seeks to maintain a constant net asset value of $1.00 per share, although there is no assurance it can do so on a continuing basis, using the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), which Rule includes various maturity, quality and diversification requirements.

   [Page 6]

OTHER INVESTMENT POLICIES AND RISK FACTORS
        FLOATING RATE AND VARIABLE RATE OBLIGATIONS. The Fund may purchase floating rate and variable rate obligations. These obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices. Some of these obligations may carry a demand feature that permits the Fund to receive the par value upon demand prior to maturity. The Fund may invest in floating rate and variable rate obligations carrying stated maturities in excess of thirteen months at the date of purchase if these obligations carry demand features that comply with conditions established by the SEC. The Fund will limit its purchases of floating rate and variable rate Massachusetts Municipal Obligations to those meeting the quality standards applicable to the Fund. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or the bank, as determined by Dreyfus under the supervision of the Trustees must also be equivalent to the quality standards applicable to the Fund. In addition, Dreyfus monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations, as well as the creditworthiness of the institution responsible for paying the principal amount of the obligations under the demand feature. Changes in the credit quality of banks and other financial institutions that provide such credit or liquidity enhancements to the Fund's portfolio securities could cause losses to the Fund and affect its share price.
        The Fund may invest in participation interests purchased from banks in floating or variable rate Massachusetts Municipal Obligations owned by banks. Participation interests carry a demand feature permitting the Fund to tender them back to the bank. Each participation is backed by an irrevocable letter of credit or guarantee of a bank which Dreyfus under the supervision of the Trustees has determined meets the prescribed quality standards for the Fund.
        Other types of tax-exempt instruments that may become available in the future may be purchased by the Fund as long as Dreyfus believes the quality of these instruments meets the Fund's quality standards.
        OTHER INVESTMENT COMPANIES. The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with its investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.
        TENDER OPTION BONDS. The Fund may invest up to 10% of the value of its assets in tender option bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed-rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Dreyfus, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal obligation, of any custodian and the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal obligation and for other reasons. The Fund will not invest more than 10% of the value of the Fund's net assets in illiquid securities, which would include tender option bonds for which the required notice to exercise the tender feature is more than seven days if there is no secondary market available for these obligations.

   [Page 7]

        WHEN-ISSUED SECURITIES. The Fund may purchase Massachusetts Municipal Obligations on a "when-issued" basis (i.e., delivery of and payment for the Massachusetts Municipal Obligations normally take place within 45 days after the date of the purchase commitment). The payment obligation and the interest rate on such securities are fixed at the time of the purchase commitment. Although the Fund generally will purchase Massachusetts Municipal Obligations on a when-issued basis with the intention of acquiring the securities, the Fund may sell such securities before the settlement date. Massachusetts Municipal Obligations purchased on a when-issued basis, like other investments made by the Fund, may decline or appreciate in value prior to their actual delivery to the Fund.
        CERTAIN RISK CONSIDERATIONS REGARDING INVESTING IN THE COMMONWEALTH OF MASSACHUSETTS MUNICIPAL OBLIGATIONS. Since the Fund is concentrated in securities issued by Massachusetts or entities within Massachusetts, an investment in the Fund may involve greater risk than investments in certain other types of money market funds. You also should consider carefully the special risks inherent in the Fund's investment in Massachusetts Municipal Obligations. Since 1989, Massachusetts has experienced growth rates significantly below the national average and an economic recession in 1990 and 1991 caused negative growth rates in Massachusetts. Massachusetts' economic difficulties and fiscal problems in the late 1980s and 1990s caused several rating agencies to lower their ratings of Massachusetts Municipal Obligations. A return of persistent serious financial difficulties could adversely affect the market values and marketability of, or result in default in payment on, outstanding Massachusetts Municipal Obligations. You should obtain and review a copy of the SAI which more fully sets forth these and other risk factors. Other considerations relating to the Fund's investment in Massachusetts Municipal Obligations are summarized in the SAI.
        LIMITING INVESTMENT RISKS AND CERTAIN RISK CONSIDERATIONS. The Fund is subject to a number of investment limitations. Certain limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. The SAI describes all of the Fund's fundamental and non-fundamental investment restrictions.
        The investment objective, policies, restrictions, practices and procedures of the Fund, unless otherwise specified, may be changed without shareholder approval. If the Fund's investment objective, policies, restrictions, practices or procedures change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current position and needs.
        In order to permit the sale of the Fund's shares in certain states, the Fund may make commitments more restrictive than the investment policies and restrictions described in this Prospectus and the SAI. Should the Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.

        The Fund is classified as a "non-diversified" investment company, as defined under the 1940 Act. However, the Fund intends to conduct its operations so that it will qualify under the Internal Revenue Code of 1986 (the "Code") as a "regulated investment company." To continue to qualify, among other requirements, the Fund will be required to limit its investments so that, at the close of each quarter of the taxable year, with respect to at least 50% of its total assets, not more than 5% of such assets will be invested in the securities of a single issuer. In addition, not more than 25% of the value of the Fund's total assets may be invested in the securities of a single issuer at the close of each quarter of the taxable year. The provisions of the Code place limits on the extent to which the Fund's portfolio may be non-diversified. Furthermore, under rules established by the SEC, the Fund may not purchase, with respect to 75% of its total assets, a security if, as a result, more than 5% of its total assets would be invested in the securities of any issuer. The Fund may invest more than 5% of its total assets in the securities of one issuer only if those securities are in the highest short-term rating category or are determined to be of comparable quality by Dreyfus.

        The ability of the Fund to meet its investment objective is subject to the ability of municipal issuers to meet their payment obligations. In addition, the Fund's portfolio will be affected by general changes in interest rates which may result in increases or decreases in the value of Fund holdings. Investors should

   [Page 8]

recognize that, in periods of declining
interest rates, the Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the influx of new money to the Fund will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.
        The Fund may invest without limit in Massachusetts Municipal Obligations which are repayable out of revenue streams generated from economically related projects or facilities or whose issuers are located in Massachusetts. Sizable investments in these obligations could increase risk to the Fund should any of the related projects or facilities experience financial difficulties. To the extent the Fund may invest in private activity bonds, the Fund may invest only up to 5% of its total assets in bonds where payment of principal and interest are the responsibility of a company with less than three years operating history. The Fund is authorized to borrow up to 10% of its total assets for temporary or emergency purposes and to pledge its assets to the same extent in connection with such borrowings.
MANAGEMENT OF THE FUND

        INVESTMENT MANAGER. Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947. Dreyfus is a wholly-owned subsidiary of Mellon Bank, which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of September 30, 1996, Dreyfus managed or administered approximately $81 billion in assets for more than 1.7 million investor accounts nationwide.

        Dreyfus serves as the Fund's investment manager pursuant to an Investment Management Agreement with the Fund dated May 8, 1996 (the "Investment Management Agreement"). Prior thereto, Dreyfus provided investment advisory services to the Fund pursuant to a prior Investment Management Agreement (the "Prior Management Agreement"). Under the Investment Management Agreement, Dreyfus supervises and assists in the overall management of the Fund's affairs subject to the overall authority of the Board of Trustees of the Trust in accordance with Massachusetts law. Pursuant to the Investment Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. As the Fund's investment manager, Dreyfus manages the Fund by making investment decisions based on the Fund's investment objective, policies and restrictions.
        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including Dreyfus, Mellon managed approximately $220 billion in assets as of June 30, 1996, including $83 billion in mutual fund assets. As of June 30, 1996, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $876 billion in assets, including approximately $57 billion in mutual fund assets.
        Under the terms of the Prior Management Agreement, which was terminated on May 8, 1996, the Fund agreed to pay Dreyfus a fee, computed daily and paid monthly, at the annual rate of .35% of the Fund's average daily net assets. Under the Investment Management Agreement, the Fund pays a fee, computed daily and paid monthly, at the annual rate of .45% of the Fund's average daily net assets less certain expenses described below. Dreyfus has agreed to limit its management fee or to reimburse the Fund for its expenses, in order to ensure that the Fund's total operating expenses do not exceed .35% of the Fund's average daily net assets for the period from May 8, 1996 through May 7, 1997. In addition,

   [Page 9]

the Investment Management
Agreement provides that certain redemption, exchange and account closeout charges are payable directly by the Fund's shareholders to the Fund's transfer agent and that the fee payable by the Fund to Dreyfus is not reduced by the amount of these charges payable to the transfer agent. Under the Investment Management Agreement, Dreyfus pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 fees (if applicable) and extraordinary expenses. Although Dreyfus is not obligated to pay the fees and expenses of the non-interested Trustees (including counsel fees), Dreyfus is contractually required to reduce its investment management fee in an amount equal to the Fund's allocable share of such expenses. From time to time, Dreyfus may waive additional investment management fees and/or assume certain expenses of the Fund (either voluntarily or pursuant to applicable state limitations), which would have the effect of lowering the overall expense ratio of the Fund and increasing yield to investors.
        For the fiscal year ended June 30, 1996, the Fund paid Dreyfus at the effective annual rate of .35% of its average daily net assets in investment management fees, less fees and expenses of the non-interested Trustees (including counsel fees), which reflects the fees under the Prior Management Agreement and an undertaking in effect pursuant to the Investment Management Agreement.

        For the fiscal year ended June 30, 1996, total operating expenses (excluding Rule 12b-1 fees) of the Fund were .35% of the Fund's average daily net assets pursuant to an undertaking in effect.

        Dreyfus may pay the Fund's Distributor for shareholder services from Dreyfus' own assets, including past profits but not including the management fee paid by the Fund. The Distributor may use part or all of such payments to pay securities dealers or others in respect of these services.
        In allocating brokerage transactions for the Fund, Dreyfus seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, Dreyfus may consider, among other things the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by Dreyfus as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See
"Portfolio Transactions" in the SAI.
        Dreyfus is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions that are affiliated with Dreyfus or Mellon Bank or that have sold shares of the Fund, if Dreyfus believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, the Fund may invest in securities of companies with which Mellon Bank has a lending relationship.
        DISTRIBUTOR. The Fund's distributor is Premier Mutual Fund Services, Inc. The Distributor is located at 60 State Street, Boston, Massachusetts 02109. The Distributor is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holding Inc., the parent company of which is Boston Institutional Group, Inc.
        CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, AND SUB-ADMINISTRATOR -- Mellon Bank (One Mellon Bank Center, Pittsburgh, Pennsylvania 15258) is the Fund's custodian. Dreyfus Transfer, Inc. (One American Express Plaza, Providence, Rhode Island 02903), a wholly-owned subsidiary of Dreyfus, serves as the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Transfer Agent will receive the $5.00 exchange fee, the $5.00 account closeout fee, the $5.00 wire and Dreyfus TELETRANSFER redemption fees and the $2.00 checkwriting charge, described below. A sufficient number of your shares will be redeemed automatically to pay these amounts. These payments will not reduce the management fee payable by the Fund to Dreyfus. By purchasing Fund shares, you are deemed to have consented to this procedure. Premier Mutual Fund Services, Inc. is the Fund's sub-administrator and, pursuant to a Sub-Administration Agreement with Dreyfus, provides various administrative and corporate secretarial services to the Fund.

   [Page 10]

HOW TO BUY FUND SHARES
        GENERAL -- You can purchase Fund shares without a sales charge if you purchase them directly from the Distributor; you may be charged a nominal fee if you effect transactions in Fund shares through a securities dealer or broker, bank or other financial institution (collectively, "Agents"). Share certificates are issued only upon your written request. No certificates are issued for fractional shares. It is not recommended that the Fund be used as a vehicle for Keogh, IRA or other qualified plans. The Fund reserves the right to reject any purchase order.
        The minimum initial investment is $25,000. The Fund may waive its minimum initial investment requirement for new Fund accounts opened through an Agent whenever Dreyfus Institutional Services Division ("DISD") determines for the initial account opened through such Agent which is below the Fund's minimum initial investment requirement that the existing accounts in the Fund opened through that Agent have an average account size, or the Agent has adequate intent and access to funds to result in maintenance of accounts in the Fund opened through that Agent with an average account size, in an amount equal to or in excess of $25,000. DISD will periodically review the average size of the accounts opened through each Agent and, if necessary, reevaluate the Agent's intent and access to funds. DISD will discontinue the waiver as to new accounts to be opened through an Agent if DISD determines that the average size of accounts opened through that Agent is less than $25,000 and the Agent does not have the requisite intent and access to funds. Subsequent investments must be at least $1,000 (or at least $100 in the case of persons who have held Fund shares as of May 8, 1996). The initial investment must be accompanied by the Fund's Account Application.
        You may purchase Fund shares by check or wire, or through the Dreyfus TELETRANSFER Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds." Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to The Dreyfus Family of Funds, P.O. Box 105, Newark, New Jersey 07101-0105. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call the telephone number listed under "General Information."

        Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to Boston Safe Deposit and Trust Company, DDA # 043508 Dreyfus BASIC Massachusetts Municipal Money Market Fund, for purchase of Fund shares in your name. The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, you should call 1-800-645-6561 after completing your wire payment in order to obtain your Fund account number. Please include your Fund account number on the Fund's Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.

        Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House ("ACH") member. You must direct the institution to transmit immediately available funds through the ACH System to

   [Page 11]

Boston Safe Deposit and Trust Company with instructions to credit your Fund account. The instructions must specify your Fund account registration and Fund account number PRECEDED BY THE DIGITS "4750."
        Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Other Distributions and Taxes" and the Fund's Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
        Net Asset Value Per Share ("NAV") _ An investment portfolio's net asset value ("NAV") refers to the worth of one share. The NAV for Fund shares, which are offered on a continuous basis, is calculated on the basis of amortized cost, which involves initially valuing a portfolio instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The Fund intends to maintain a constant NAV of $1.00, although there is no assurance that this can be done on a continuing basis.
        The offering price of Fund shares is their NAV. Investments and requests to exchange or redeem shares received by the Fund before 4 p.m., Eastern time, on each day that the New York Stock Exchange is open (a "business day") are effective on, and will receive the price next determined, that business day. The NAV of the Fund is calculated two times each business day, at 12 noon and 4 p.m., Eastern time. Investment, exchange or redemption requests received after 4 p.m., Eastern time are effective on, and receive the first share price determined, the next business day.
        DREYFUS TELETRANSFER PRIVILEGE -- You may purchase Fund shares (minimum $1,000 and maximum $150,000 per day) without charge by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No fee is contemplated for purchases of Fund shares pursuant to this Privilege.
        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER purchase of Fund shares by telephoning 1-800-645-6561 or, if calling from overseas, 516-794-5452.
SHAREHOLDER SERVICES

        FUND EXCHANGES. You may purchase in exchange for shares of the Fund, shares of certain other funds managed or administered by Dreyfus to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. If you desire to use this service, please call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use. You will be charged a $5.00 fee for each exchange you make out of the Fund (unless you have held Fund shares since May 8, 1996). This fee will be deducted from your account and paid to the Transfer Agent.


        To request an exchange, you or your Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. The shares being exchanged must have a current value of at least $1,000; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the relevant "No" box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account, by written request, signed by all shareholders on the account, by a separate Shareholder Services Form, available by calling 1-800-645-6561 or, by oral request from any of the authorized signatures on the account,

   [Page 12]

also by calling 1-800-645-6561. If you previously have established the Telephone Exchange Privilege, you may telephone exchange instructions (including over The Dreyfus TouchRegistration Mark automatic telephone system) by calling 1-800-645-6561. If calling from overseas, 516-794-5452. See "How to Redeem Fund Shares_Procedures." Upon an exchange, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made:
Telephone Exchange Privilege, Check Redemption Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TELETRANSFER Privilege and the dividends and distributions payment option (except for Dividend Sweep) selected by the investor. Shareholders are limited to four exchanges per calendar year.

        Shares will be exchanged at the next determined NAV; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. If you are exchanging into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the fund from which you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or other distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange you must notify the Transfer Agent or your Agent must notify the Distributor. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Fund Exchanges" in the SAI. The Fund reserves the right to reject any exchange request in whole or in part. The availability of fund exchanges may be modified or terminated at any time upon notice to shareholders.
        The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.
DREYFUS DIVIDEND SWEEP

        Dreyfus Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of certain other funds in the Dreyfus Family of Funds of which you are an investor. Shares of the other fund will be purchased at the then-current NAV; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. If you are investing in a fund that charges a contingent deferred sales charge the shares purchased will be subject to the contingent deferred sales charge, if any, applicable to the purchased shares. See "Shareholder Services" in the SAI. For more information concerning this privilege, or to request a Dividend Options Form, please call toll free 1-800-645-6561. You may cancel your participation in this privilege by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of this Privilege is effective three business days following receipt. This Privilege is available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.

HOW TO REDEEM FUND SHARES
GENERAL--You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined NAV as described below.

        YOU WILL BE CHARGED $5.00 WHEN YOU REDEEM ALL SHARES IN YOUR ACCOUNT OR YOUR ACCOUNT IS OTHERWISE CLOSED OUT (UNLESS YOU HAVE HELD FUND SHARES SINCE MAY 8, 1996). The fee will be deducted from your redemption proceeds and paid to the Transfer Agent. The account closeout fee does not apply to exchanges out of the Fund or to wire or Dreyfus TELETRANSFER redemptions, for each of which a $5.00 fee applies. Agents may charge a nominal fee for effecting redemptions of Fund shares. Any cer-

   [Page 13]

tificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then current NAV.

        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK OR BY THE DREYFUS TELETRANSFER PRIVILEGE AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK OR DREYFUS TELETRANSFER PURCHASE ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL NOT HONOR REDEMPTION CHECKS UNDER THE CHECK REDEMPTION PRIVILEGE, AND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE DREYFUS TELETRANSFER PRIVILEGE FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK OR THE DREYFUS TELETRANSFER PURCHASE ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
        The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if the net asset value of your account is $10,000 or less ($500 or less in the case of Fund shareholders as of May 8, 1996) and remains at or below such amount during the notice period. The $5.00 account closeout fee would be charged in such case.
        PROCEDURES--You may redeem Fund shares by using the regular redemption procedure through the Transfer Agent, the Check Redemption Privilege, the Wire Redemption Privilege, the Telephone Redemption Privilege or through the Dreyfus TELETRANSFER Privilege. Other redemption procedures may be in effect for clients of certain Agents and institutions. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities.

        You may redeem Fund shares by telephone if you have checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select a telephone redemption privilege or Telephone Exchange Privilege (which is granted automatically unless you refuse it), you authorize the Transfer Agent to act on telephone instructions (including over The Dreyfus TouchRegistration Mark automated telephone system) from any person representing himself or herself to be you, or a representative of your Agent, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

        During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or an exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used.
        REGULAR REDEMPTION -- Under the regular redemption procedure, you may redeem your shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the

   [Page 14]

location of the nearest financial center, please call the telephone number listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. For more information with respect to signature-guarantees, please call the telephone number listed under "General Information."
        Redemption proceeds of at least $5,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.

        CHECK REDEMPTION PRIVILEGE. You may request on the Account Application, Shareholder Services Form or by later written request that the Fund provide Redemption Checks drawn on the Fund's account. Redemption Checks may be made payable to the order of any person in the amount of $1,000 or more. Redemption Checks should not be used to close your account. Your account will be charged $2.00 for each Redemption Check you write (unless you have held Fund shares since May 8, 1996). In addition, the Transfer Agent will impose a fee for stopping payment of a Redemption Check upon your request or if the Transfer Agent cannot honor the Redemption Check due to insufficient funds or other valid reason. The Fund may return an unpaid Redemption Check that would draw your account balance below $5.00 and you may be subject to extra charges. You should date your Redemption Checks with the current date when you write them. Please do not postdate your Redemption Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the check, all postdated Redemption Checks which are dated within six months of presentment for payment, if they are otherwise in good order. Shares for which certificates have been issued may not be redeemed by Redemption Check. This Privilege may be modified or terminated at any time by the Fund or the Transfer Agent upon notice to shareholders.


        WIRE REDEMPTION PRIVILEGE. You may request by wire or telephone that redemption proceeds (minimum $5,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. You will be charged a $5.00 wire redemption fee for each wire redemption (unless you have held Fund shares since May 8, 1996), which will be deducted from your account and paid to the Transfer Agent. To establish the Wire Redemption Privilege, you must check the appropriate box and supply the necessary information on the Fund's Account Application or file a Shareholder Services Form with the Transfer Agent. You may direct that redemption proceeds be paid by check (maximum $150,000 per day) made out to the owners of record and mailed to your address. Redemption proceeds of less than $5,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of only up to $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. The Fund reserves the right to refuse any redemption request, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. This Privilege may be modified or terminated at any time by the Transfer Agent or the Fund. The Fund's SAI sets forth instructions for transmitting redemption requests by wire. Shares for which certificates have been issued are not eligible for this Privilege.

        TELEPHONE REDEMPTION PRIVILEGE. You may redeem Fund shares (maximum $150,000 per day) by telephone if you checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The redemption proceeds will be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. The Fund reserves the right to refuse any request made by tele-

   [Page 15]

phone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. This Privilege may be modified or terminated at any time by the Transfer Agent or the Fund. Shares for which certificates have been issued are not eligible for this Privilege.

        DREYFUS TELETRANSFER PRIVILEGE. You may redeem Fund shares (minimum $1,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between your Fund account and the bank account designated in one of these documents. Only such an account maintained in a domestic financial institution which is an ACH member may be so designated. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELETRANSFER Privilege for transfer to their bank account only up to $250,000 within any 30-day period. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate this Privilege at any time. Your account will be charged $5.00 for each redemption effected pursuant to this Privilege (unless you have held Fund shares since May 8, 1996).

        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER redemption of Fund shares by telephoning 1-800-645-6561 or, if calling from overseas, 516-794-5452. Shares issued in certificate form are not eligible for this Privilege.
PERFORMANCE INFORMATION
        From time to time, the Fund may advertise its yield and tax-equivalent yield. YIELD AND TAX-EQUIVALENT YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. It can be expected that these yield figures will fluctuate substantially.
        The Fund's "yield" refers to the income generated by an investment in the Fund over a seven-day period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The Fund's "yield" and "effective yield" may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Fund." Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Fund with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time, or other investment companies which may use a different method of computing yield. The Fund's tax-equivalent yield shows the level of taxable yield needed to produce an after-tax equivalent to the Fund's tax-free yield. This is done by increasing the Fund's yield by the amount necessary to reflect the payment of federal income tax (and state income tax, if applicable) at a stated tax rate.
        Any fees charged by an Agent directly to its customers' account in connection with investments in the Fund will not be included in calculations of yield.
        The Fund may compare its performance with various industry standards of performance including Lipper Analytical Services, Inc. ratings. Performance rankings as reported in CHANGING TIMES, BUSINESS WEEK, INSTITUTIONAL INVESTOR, THE WALL STREET JOURNAL, IBC/DONOGHUE'S MONEY FUND REPORT, MUTUAL FUND FORECASTER, NO LOAD INVESTOR, MONEY MAGAZINE, MORNINGSTAR MUTUAL FUND VALUES, U.S. NEWS AND WORLD REPORT, FORBES, FORTUNE, BARRON'S and similar publications may also be used in comparing the Fund's performance. Furthermore, the Fund may quote its yields in advertisements or in shareholder reports.

   [Page 16]

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES
        The Fund declares daily and pays monthly (on the first business day of the following month) dividends from its net investment income, if any, and distributes any net long-term capital gains on an annual basis. The Board of Trustees may elect not to distribute capital gains in whole or in part to take advantage of capital loss carryovers.
        Unless you choose to receive dividend and/or capital gains distributions in cash, your distributions will be automatically reinvested in additional shares at NAV. You may change the method of receiving distributions at any time by writing to the Fund. Checks which are sent to shareholders who have requested distributions to be paid in cash and which are subsequently returned by the United States Postal Service as not deliverable or which remain uncashed for six months or more will be reinvested in additional Fund shares in the shareholder's account at the then current NAV. Subsequent Fund distributions will be automatically reinvested in additional Fund shares in the shareholder's account.
        Shares purchased on a day on which the Fund calculates its NAV will not begin to accrue dividends until the following business day. Except as provided below, redemption orders effected on any particular day will receive all dividends declared through the day of redemption. However, if immediately available funds are received by the Transfer Agent prior to 12:00 noon, Eastern time, you may receive the dividend declared on the day of purchase. You will not receive the dividends declared on the day of redemption if the redemption order is placed prior to 12:00 noon, Eastern time.
        It is expected that the Fund will qualify for treatment as a regulated investment company under the Code so that it will be relieved of Federal income tax on that part of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that is distributed to its shareholders. In addition, the Fund intends to continue to qualify to pay "exempt-interest" dividends, which requires, among other things, that at the close of each quarter of its taxable year at least 50% of the value of its total assets must consist of municipal securities.
        Dividends from the Fund's investment company taxable income are taxable to you as ordinary income, to the extent of the Fund's earnings and profits. Distributions by the Fund that are designated by it as "exempt-interest dividends" generally may be excluded by you from your gross income. Distributions by the Fund of net capital gain, when designated as such, are taxable to you as long-term capital gains, regardless of the length of time you have owned your shares.
        Interest on indebtedness incurred or continued to purchase or carry shares of the Fund will not be deductible for Federal income tax purposes to the extent that the Fund's distributions (other than capital gains distributions) consist of exempt-interest dividends. The Fund may invest in "private activity bonds," the interest on which is treated as a tax preference item for shareholders in determining their liability for the alternative minimum tax. Proposals may be introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal securities. If such a proposal were enacted, the availability of such securities for investment by the Fund and the value of its portfolio would be affected. In such event, the Fund would reevaluate its investment objective and policies.
        Dividends and other distributions, to the extent taxable, are taxable to you regardless of whether they are received in cash or reinvested in additional Fund shares, even if the value of your shares is below your cost. If you purchase shares shortly before a taxable distribution (i.e., any distribution other than an exempt-interest dividend paid by the Fund), you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same. In addition, the share price at the time you purchase shares may include unrealized gains in the securities held in the Fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid to you as a capital gain distribution and will be taxable to you.

   [Page 17]

        In January of each year, the Fund will send you a Form 1099-DIV notifying you of the status for Federal income tax purposes of your distributions for the preceding year. The Fund also will advise shareholders of the percentage, if any, of the dividends paid by the Fund that are exempt from Federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax.
        You must furnish the Fund with your taxpayer identification number ("TIN") and state whether you are subject to withholding for prior under-reporting, certified under penalties of perjury as prescribed by the Code and the regulations thereunder. Unless previously furnished, investments received without such a certification will be returned. The Fund is required to withhold a portion of all dividends, capital gains distributions and redemption proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct TIN; withholding from dividends and capital gains distributions also is required for such shareholders who otherwise are subject to backup withholding.
        In addition, in order to avoid the application of a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gains, the Fund may make an additional distribution shortly before December
31 in each year of any undistributed ordinary (taxable) income or capital gains and expects to pay any other dividends and distributions necessary to avoid the application of this tax.
        The foregoing is only a summary of some of the important tax considerations generally affecting the Fund and its shareholders; see the SAI for a further discussion. There may be other federal, state or local tax considerations applicable to a particular investor; for example, the Fund's dividends may be wholly or partly taxable under state and/or local laws. You therefore are urged to consult your own tax adviser.
GENERAL INFORMATION
        The Trust was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on March 28, 1983 under the name of The Boston Company Tax-Free Municipal Funds, changed its name to the Laurel Tax-Free Municipal Funds on March 31, 1994, and changed its name again to The Dreyfus/Laurel Tax-Free Municipal Funds on October 17, 1994. The Trust is authorized to issue an unlimited number of shares of beneficial interest, each without par value. The Trust may also create an unlimited number of separate investment portfolios (each a "fund"). The Trust is registered with the SEC as an open-end management investment company, commonly known as a mutual fund. The Trust may in the future seek to achieve the Fund's investment objective by investing all of the Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. Shareholders of the Fund will be given at least 30 days' prior notice of any such investment.

        At a meeting of the Fund's shareholders held on April 16, 1996, shareholders of the Fund, and of each class of the Fund, approved an Agreement and Plan of Reorganization (the "Plan") between the Trust, on behalf of the Fund, and the Dreyfus Massachusetts Municipal Money Market Fund effective as of May 8, 1996. Pursuant to the Plan, on May 8, 1996, (a) a portion of the Fund's assets equal in value to the aggregate net asset value of the interest in the Fund held by the Fund's Investor shareholders was transferred to the Acquiring Fund and the Fund's Investor class of shares was terminated, and (b) holders of Investor shares of the Fund became shareholders of the Acquiring Fund receiving in exchange for their Investor shares, shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate value of the assets transferred to the Acquiring Fund. Subsequent to its reorganization, pursuant to the Plan, the Fund has had outstanding only a single class of shares. Also effective May 8, 1996, the Fund's name changed from Dreyfus/Laurel Massachusetts Tax-Free Money Fund to "Dreyfus BASIC Massachusetts Municipal Money Market Fund."

        Each share has one vote. All shares of all funds (and classes thereof) vote together as a single class, except as to any matter for which a separate vote of any fund or class is required by the 1940 Act, and

   [Page 18]

except as to any matter which affects the interests of one or more particular funds or classes, in which case only the shareholders of the affected funds or classes are entitled to vote, each as a separate class
        Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Trustees or the appointment of auditors. However, pursuant to the Trust's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Trustee from office and for any other purpose. Trust shareholders may remove a Trustee by the affirmative vote of two-thirds of the Trust's outstanding voting shares. In addition, the Board of Trustees will call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office have been elected by shareholders.
        The Transfer Agent maintains a record of your ownership and will send you confirmations and statements of account.
       Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS
DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

   [Page 19]



BASIC
Massachusetts
Municipal
Money Market
Fund
Prospectus

Registration Mark

Copy Rights 1996 Dreyfus Service Corporation
                                      315/715p110196

   [Page 20]




        DREYFUS BASIC MASSACHUSETTS MUNICIPAL MONEY MARKET FUND

                                PART B
                 (STATEMENT OF ADDITIONAL INFORMATION)

                           NOVEMBER 1, 1996


       This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of the Dreyfus BASIC Massachusetts Municipal Money Market Fund (formerly, the Dreyfus/Laurel Massachusetts Tax-Free Money Fund) (the "Fund"), dated November 1, 1996, as it may be revised from time to time. The Fund is a separate, non-diversified portfolio of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust"), an open-end management investment company, known as a mutual fund. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call the following numbers:

               Call Toll Free 1-800-645-6561
               In New York City -- Call 1-718-895-1206
               Outside the U.S. and Canada -- Call 516-794-5452

       The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment manager.

       Premier Mutual Fund Services, Inc. ("Premier") is the distributor of the Fund's shares.

                              TABLE OF CONTENTS
                                                                  Page

Management of the Trust. . . . . . . . . . . . . . . . . .        B-2
Purchase of Fund Shares. . . . . . . . . . . . . . . . . .        B-9
Investment Policies. . . . . . . . . . . . . . . . . . . .        B-11
Redemption of Fund Shares. . . . . . . . . . . . . . . . .        B-24
Shareholder Services . . . . . . . . . . . . . . . . . . .        B-26
Determination of Net Asset Value . . . . . . . . . . . . .        B-27
Performance Information. . . . . . . . . . . . . . . . . .        B-28
Dividends, other Distributions and Taxes . . . . . . . . .        B-29
Information about the Fund . . . . . . . . . . . . . . . .        B-31
Principal Shareholders . . . . . . . . . . . . . . . . . .        B-32
Custodian and Transfer Agent . . . . . . . . . . . . . . .        B-32
Counsel and Independent Auditors . . . . . . . . . . . . .        B-33
Financial Statements . . . . . . . . . . . . . . . . . . .        B-33
Appendix A Risk Factors - Investing in
  Massachusetts Municipal Obligations. . . . . . . . . . .        B-34
Appendix B - Information about Securities Ratings. . . . .        B-37


                          MANAGEMENT OF THE TRUST

       The organizations that provide services to the Trust are as follows:
Dreyfus as investment manager ("Investment Manager"), Mellon Bank, N.A. ("Mellon Bank") as custodian, Premier as the distributor ("Distributor") and sub-administrator ("Sub-Administrator"), and Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, as transfer agent. The functions they perform for the Trust are discussed in the Prospectus and in this Statement of Additional Information.

       On October 17, 1994, the name of the Trust was changed from "The Laurel Tax-Free Municipal Funds" to "The Dreyfus/Laurel Tax-Free Municipal Funds" and the name of the Fund was changed from "Laurel Massachusetts Tax-Free Money Fund" to "Dreyfus/Laurel Massachusetts Tax-Free Money Fund." On May 8, 1996, the Fund's name changed from "Dreyfus/Laurel Massachusetts Tax-Free Money Fund" to "Dreyfus BASIC Massachusetts Municipal Money Market Fund."

Trustees and Officers

       The Trust has a Board composed of eleven Trustees which supervises the Trust's investment activities and reviews contractual arrangements with companies that provide the Fund with services. The following lists the Trustees and officers and their positions with the Trust and their present and principal occupations during the past five years. Each Trustee who is an "interested person" of the Trust (as defined in the Investment Company Act of 1940, as amended (the "Act")) is indicated by an asterisk. Each of the Trustees also serves as a Director of The Dreyfus/Laurel Funds, Inc., and as a Trustee of The Dreyfus/Laurel Funds Trust (collectively, with the Trust, "The Dreyfus/Laurel Funds").


o+RUTH MARIE ADAMS.  Trustee of the Trust; Professor of English and Vice
       President Emeritus, Dartmouth College; Senator, United Chapters of Phi Beta Kappa; Trustee, Woods Hole Oceanographic Institution; Director, Access Capital Strategic Community Investment Fund, Inc. - Institutional Investment Portfolio. Age: 81 years old. Address:
       1026 Kendal Lyme Road, Hanover, New Hampshire 03755.


o+FRANCIS P. BRENNAN.  Chairman of the Board of Trustees and Assistant
       Treasurer of the Trust; Director and Chairman, Massachusetts Business Development Corp. and Director, Access Capital Strategic Community Investment Fund, Inc. - Bank Portfolio. Age: 79 years old. Address:
       Massachusetts Business Development Corp., One Liberty Square, Boston, Massachusetts 02109.


o*JOSEPH S. DiMARTINO.  Trustee of the Trust since February 1995.  Since
       January 1995, Mr. DiMartino has served as Chairman of the Board for various funds in the Dreyfus Family of Funds. Director, Access Capital Strategic Community Investment Fund, Inc. - Institutional Investment Portfolio and Bank Portfolio. He is also Chairman of the Board of Noel Group, Inc., a venture capital company and a Director of the Muscular Dystrophy Association, HealthPlan Services Corporation, Belding Heminway, Inc., Curtis Industries, Inc., Simmons Outdoor Corporation and Staffing Resources, Inc. Mr. DiMartino is also a Board member of 93 other funds in the Dreyfus Family of Funds. For more than five years prior to January 1995, he was President and a director of Dreyfus and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus. From August 1994 to December 31, 1994, he was a director of Mellon Bank Corporation. Age: 52 years old. Address: 200 Park Avenue, New York, New York 10166.

o+JAMES M. FITZGIBBONS.  Trustee of the Trust; Chairman, Howes Leather
       Company, Inc.; Director, Fiduciary Trust Company. Chairman, CEO and Director, Fieldcrest-Cannon Inc.; Director, Lumber Mutual Insurance Company; Director, Barrett Resources, Inc.; Director, Access Capital Strategic Community Investment Fund, Inc. - Bank Portfolio. Age: 61 years old. Address: 40 Norfolk Road, Brookline, Massachusetts 02167.

o*J. TOMLINSON FORT.  Trustee of the Trust; Partner, Reed, Smith, Shaw &
       McClay (law firm). Director, Access Capital Strategic Community Investment Fund, Inc. - Bank Portfolio. Age: 68 years old. Address:
       204 Woodcock Drive, Pittsburgh, Pennsylvania 15215.

o+ARTHUR L. GOESCHEL. Trustee of the Trust; Chairman of the Board and Director, Rexene Corporation; Director, Calgon Carbon Corporation; Director, Cerex Corporation; Director, National Picture Frame Corporation; Chairman of the Board and Director, Tetra Corporation 1991-1993; Director, Medalist Corporation 1992-1993; Director, Access Capital Strategic Community Investment Fund, Inc. - Institutional Investment Portfolio. Age: 74 years old. Address: Way Hollow Road and Woodland Road, Sewickley, Pennsylvania 15143.

o+KENNETH A. HIMMEL.  Trustee of the Trust; Director, The Boston Company,
       Inc. ("TBC") and Boston Safe Deposit and Trust Company; President and Chief Executive Officer, Himmel & Co., Inc.; Vice Chairman, Sutton Place Gourmet, Inc.; Director, Access Capital Strategic Community Investment Fund, Inc. - Bank Portfolio; Managing Partner, Franklin Federal Partners. Age: 49 years old. Address: Himmel and Company, Inc., 399 Boylston St., 11th Floor, Boston, Massachusetts 02116.


o*ARCH S. JEFFERY.  Trustee of the Trust; Financial Consultant.  Director,
       Access Capital Strategies Community Investment Fund, Inc. - Institutional Investment Portfolio. Age: 78 years old. Address:
       1817 Foxcroft Lane, Unit 306, Allison Park, Pennsylvania 15101.


o+STEPHEN J. LOCKWOOD.  Trustee of the Trust; President and CEO, LDG
       Management Company Inc.; CEO, LDG Reinsurance Underwriters, SRRF Management Inc. and Medical Reinsurance Underwriters Inc.; Director, Access Capital Strategic Community Investment Fund, Inc. -
       Institutional Investment Portfolio. Age: 48 years old. Address: 401 Edgewater Place, Wakefield, Massachusetts 01880.


o+JOHN J. SCIULLO.  Trustee of the Trust; Dean Emeritus and Professor of
       Law, Duquesne University Law School; Director, Urban Redevelopment Authority of Pittsburgh; Director, Access Capital Strategic Community Investment Fund, Inc. - Institutional Investment Portfolio. Member of Advisory Committee on Decendents' Estate Laws of Pennsylvania.
       Age: 64 years old. Address: 321 Gross Street, Pittsburgh, Pennsylvania 15224


o+ROSLYN M. WATSON.  Trustee of the Trust; Principal, Watson Ventures;
       Director, American Express Centurion Bank; Director, Harvard/Pilgrim Community Health Plan, Inc.; Director, Access Capital Strategic Community Investment Fund, Inc. - Bank Portfolio; Director, Massachusetts Electric Company; Director, The Hyams Foundation, Inc., prior to February, 1993; Real Estate Development Project Manager and Vice President, The Gunwyn Company. Age: 46 years old. Address: 25 Braddock Park, Boston, Massachusetts 02116-5816.


#ELIZABETH BACHMAN.  Vice President and Assistant Secretary of the Trust,
       The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Funds, Inc. (since January 1996); Counsel, Premier Mutual Fund Services, Inc. Prior to September 1995, she was enrolled at the Fordham University School of Law and received her J.D. in May 1995. Prior to September 1992, she was an Assistant at the National Association for Public Interest Law. Age: 27 years old. Address: 200 Park Avenue, New York, New York 10166.

#MARIE E. CONNOLLY.  President and Treasurer of the Trust, The
       Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Funds, Inc. (since September 1994); Vice President of the Trust, The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Funds, Inc. (March 1994 to September 1994); President, Funds Distributor, Inc. (since 1992); Treasurer, Funds Distributor, Inc. (July 1993 to April 1994); COO, Funds Distributor, Inc. (since April 1994); Director, Funds Distributor, Inc. (since July 1992); President, COO and Director, Premier Mutual Fund Services, Inc. (since April 1994); Senior Vice President and Director of Financial Administration, The Boston Company Advisors, Inc. (December 1988 to May 1993). Age: 37 years old. Address: 60 State Street, Boston, Massachusetts 02109.

#DOUGLAS C. CONROY, Vice President and Assistant Secretary of the Trust,
       The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Funds, Inc. Supervisor of Treasury Services and Administration of Funds Distributor, Inc. From April 1993 to January 1995, Mr. Conroy was a Senior Fund Accountant for Investors Bank & Trust Company. From December 1991 to March 1993, Mr. Conroy was employed as a Fund accountant at TBC. Prior to December 1991, Mr. Conroy attended Merrimack College where he received a bachelors degree in Business Administration. Age: 27. Address: 60 State Street, Boston, Massachusetts 02109.


#RICHARD W. INGRAM, Vice President and Assistant Treasurer of the Trust,
       The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Funds, Inc. Senior Vice President and Director of Client Services and Treasury Operations of Funds Distributor, Inc. From March 1994 to November 1995, Mr. Ingram was Vice President and Division Manager for First Data Investor Services Group. From 1989 to 1994, Mr. Ingram was Vice President, Assistant Treasurer and Tax Director - Mutual Funds of TBC. Age: 40. Address: 60 State Street, Boston, Massachusetts 02109.


MARK A. KARPE, Vice President and Assistant Secretary of the Trust, The
       Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Funds, Inc. Senior Paralegal of the Distributor and an officer of other investment companies advised or administered by the Manager. From August 1993 to May 1996, he attended Hofstra University School of Law. Prior to August 1993, he was employed as an Associate Examiner at the National Association of Securities Dealers, Inc. Age: 27 years old. Address:
       200 Park Avenue, New York, New York 10166.


#MARY A. NELSON, Vice President and Assistant Treasurer of the Trust, The
       Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Funds, Inc. Vice President and Manager of Treasury Services and Administration of Funds Distributor, Inc. From September 1989 to July 1994, Ms. Nelson was an Assistant Vice President and Client Manager for TBC. Age: 32.
       Address: 60 State Street, Boston, Massachusetts 02109.

#JOHN E. PELLETIER.  Vice President and Secretary of the Trust, The
       Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Funds, Inc. (since September 1994); Senior Vice President, General Counsel and Secretary, Funds Distributor, Inc. (since April 1994); Senior Vice President, General Counsel and Secretary, Premier Mutual Fund Services, Inc. (since August 1994); Counsel, The Boston Company Advisors, Inc. (February 1992 to March 1994); Associate, Ropes & Gray (August 1990 to February 1992); Associate, Sidley & Austin (June 1989 to August 1990). Age: 31 years old. Address: 60 State Street, Boston, Massachusetts 02109.

#JOSEPH F. TOWER, III.  Vice President and Assistant Treasurer of the
       Trust, The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Funds, Inc. (since January 1996); Senior Vice President, Treasurer and Chief Financial Officer of Premier Mutual Fund Services, Inc. From 1988 to August 1994, he was employed by TBC where he held various management positions in the Corporate Finance and Treasury areas. Age: 33 years old. Address: 60 State Street, Boston, Massachusetts 02109.

_____________________________________
*    "Interested person" of the Trust, as defined in the Act.
o    Member of the Audit Committee.
+    Member of the Nominating Committee.
# Officer also serves as an officer for other investment companies advised by Dreyfus.

       No officer or employee of Premier (or of any parent, subsidiary or affiliate thereof ) receives any compensation from the Trust for serving as an officer or Trustee of the Trust. No officer or employee of Dreyfus (or of any parent, subsidiary or affiliate thereof) serves as an officer or Trustee of the Trust. The Dreyfus/Laurel Funds pay each Director/Trustee who is not an "interested person" as defined in the Act, $27,000 per annum (and an additional $25,000 for the Chairman of the Board of Directors/Trustees of The Dreyfus/Laurel Funds), $1,000 per joint Dreyfus/Laurel Funds Board meeting attended, and $750 per joint Dreyfus/Laurel Funds Audit Committee meeting attended, and reimburse each Director/Trustee for travel and out-of-pocket expenses.

       The officers and Trustees of the Trust as a group owned beneficially less than 1% of the total shares of the Fund outstanding as of October 7, 1996.

       For the fiscal year ended June 30, 1996, the aggregate amount of fees and expenses received by each current Trustee from the Trust and all other funds in the Dreyfus Family of Funds for which such person is a Board member were as follows:

                                                                                                      Total
                                                      Pension or                                 Compensation from
                             Aggregate           Retirement Benefits      Estimated Annual        the Trust and Fund
    Name of Board          Compensation from      Accrued as Part of       Benefits Upon           Complex Paid to
      Member                   Trust#             Trust's Expenses          Retirement              Board Member+
 ----------------------   --------------------- ----------------------   -------------------    ---------------------
Ruth Marie Adams              $ 6,420                  none                    none                    $34,500

Francis P. Brennan*            16,853                  none                    none                     97,000


Joseph S. DiMartino**            none                  none                    none                    448,618***

James M. Fitzgibbons            6,365                  none                    none                     32,500

J. Tomlinson Fort**             none                   none                    none                       none

Arthur L. Goeschel              6,420                  none                    none                     34,500

Kenneth A. Himmel               5,448                  none                    none                     31,750

Arch S. Jeffery**               none                   none                    none                       none

Stephen J. Lockwood             6,420                  none                    none                     34,500




John J. Sciullo                 6,365                  none                    none                     33,500

Roslyn M. Watson                6,365                  none                    none                     33,500

_____________________________
# Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to Dreyfus, are in fact paid directly by Dreyfus to the non-interested Trustees. Amount does not include reimbursed expenses for attending Board meetings, which amounted to $2,749 for the Trust.

* Compensation of Francis P. Brennan includes retainer paid by the Dreyfus/Laurel Funds to be the Chairman of the Board. Effective May 1, 1996 the retainer was reduced from $75,000 to $25,000 annually.

** Joseph S. DiMartino, J. Tomlinson Fort and Arch S. Jeffery are paid directly by Dreyfus for serving as Board members of the Trust and the funds in the Dreyfus/Laurel Funds. For the fiscal year ended June 30, 1996, the aggregate amount of fees and expenses received by Joseph S. DiMartino, J. Tomlinson Fort and Arch S. Jeffery from Dreyfus for serving as a Board member of the Trust were $6,269, $6,420 and $6,420, respectively, and for serving as a Board member of all funds in the Dreyfus/Laurel Funds (including the Trust) were $31,750, $34,500 and $34,500, respectively. In addition, Dreyfus reimbursed Messrs. DiMartino, Fort and Jeffery a total of $1,043 for expenses attributable to the Trust's Board meetings which is not included in the $2,749 amount noted above.

*** Amount paid to Joseph S. DiMartino from the funds in the Fund Complex for the year ended December 31, 1995.

+      The Dreyfus Family of Funds consists of 161 mutual funds.

Management Arrangements

       Dreyfus serves as the investment manager for the Fund pursuant to an Investment Management Agreement (the "Investment Management Agreement") with the Trust dated May 8, 1996. Dreyfus is a wholly-owned subsidiary of Mellon Bank. Pursuant to the Investment Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. As investment manager, Dreyfus manages the Fund by making investment decisions based on the Fund's investment objective, policies and restrictions.

       Prior to May 8, 1996, Dreyfus served as investment manager to the Fund pursuant to the Prior Investment Management Agreement (the "Prior Management Agreement") with the Trust dated April 4, 1994 and transferred from Mellon Bank to Dreyfus on October 17, 1994.

       Prior to May 21, 1993, The Boston Company Advisors, Inc. ("TBC Advisors") served as investment adviser to the Fund pursuant to a written agreement, which was last approved by the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust, on July 22, 1992. From May 21, 1993 through April 3, 1994, TBC Advisors served as investment adviser to the Fund pursuant to a written agreement ("TBC Advisors Agreement"), which was last approved by the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust, on July 21, 1993 and last approved by the shareholders of the Fund on December 31, 1992. The TBC Advisors Agreement became effective on May 21, 1993, upon the consummation of the sale of Boston Group Holdings, Inc., the parent company of The Boston Company, Inc. ("TBC"), to Mellon Bank Corporation. Mellon Bank later served as investment manager to the Fund pursuant to the Prior Management Agreement, which was last approved by the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust or Mellon Bank, on January 31, 1995 and last approved by the shareholders of the Fund on March 29, 1994. The Prior Management Agreement became effective on April 4, 1994. TBC Advisors is a wholly-owned subsidiary of TBC, a financial services holding company. TBC is in turn a wholly-owned subsidiary of Mellon Bank Corporation. As stated above, Dreyfus, a wholly-owned subsidiary of Mellon Bank, is the current Investment Manager pursuant to the Investment Management Agreement, which was last approved by the Trust's Board of Trustees on October 25, 1995 and by the Fund's Shareholders on April 16, 1996.


       The Investment Management Agreement with Dreyfus provides for a "unitary fee." Under the unitary fee structure, Dreyfus pays all expenses of the Fund except: (i) brokerage commissions, (ii) taxes, interest, and extraordinary expenses (which are expected to be minimal), and (iii) Rule 12b-1 fees, as applicable. Under the unitary fee, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. Although under the Investment Management Agreement, Dreyfus is not required to pay the fees and expenses of the non-interested trustees (including counsel fees), Dreyfus is required to reduce its management fee by the amount of such fees and expenses. For the provision of such services directly, or through one or more third parties, Dreyfus receives as full compensation for all services and facilities provided by it, a fee computed daily and paid monthly at the annual rate of .45 of 1% of the Fund's average daily net assets, less the accrued fees and expenses (including counsel fees) of the non-interested Trustees of the Trust. The Investment Management Agreement provides that certain redemption, exchange and account closeout charges are payable directly by the Fund's shareholders to the Fund's Transfer Agent and the fee payable by the Fund to Dreyfus is not reduced by the amount of charges payable to the Transfer Agent. Under the prior agreement with TBC Advisors, the payments to the investment manager covered merely the provision of investment advisory services (and payment for sub-advisory services) and certain specified administrative services. Under this previous arrangement, the Fund also paid for additional non-investment advisory expenses, such as custody and transfer agency services, that were not paid by the investment adviser.


       The Investment Management Agreement will remain effect through May 7, 1998 and will continue thereafter from year to year provided that a majority of the Trustees who are not interested persons of the Fund and either a majority of all Trustees or a majority of the shareholders of the Fund approve its continuance. The Fund may terminate the Investment Management Agreement, without prior notice to Dreyfus, upon the vote of a majority of the Board of Trustees or upon the vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to Dreyfus. Dreyfus may terminate the Investment Management Agreement upon written notice to the Fund. The Investment Management Agreement will terminate immediately and automatically upon its assignment.

       The following persons are officers and/or directors of Dreyfus:
Howard Stein, Chairman of the Board and Chief Executive Officer; W. Keith Smith, Vice Chairman of the Board; Christopher M. Condron, President, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-Distribution and a director; Philip L. Toia, Vice Chairman-Operations and Administration and a director; William T. Sandalls, Jr., Senior Vice President and Chief Financial Officer; Elie M. Genadry, Vice President-Institutional Sales; William F. Glavin, Jr., Vice President-Corporate Development; Mark N. Jacobs, Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Vice President-Corporate Communications; Mary Beth Leibig, Vice President-Human Resources; Jeffrey N. Nachman, Vice President-Mutual Fund Accounting; Andrew S. Wasser, Vice President-Information Systems; Elvira Oslapas, Assistant Secretary; and Mandell L. Berman, Frank V. Cahouet, Alvin E. Friedman, Lawrence M. Greene and Julian
M. Smerling, directors.

       As compensation for Dreyfus' services, the Fund pays a fee, based on its total average daily net assets, that is computed daily and paid monthly at the annual rate of .45 of 1%. Dreyfus has agreed to limit its fee, or to reimburse the Fund for expenses, to ensure that the Fund's total operating expense do not exceed .35 of 1% for the period from May 8, 1996 through May 7, 1997. Dreyfus may waive all or a portion of its fees payable by the Fund from time to time.

       The following table shows the fees paid by the Fund to TBC Advisors or Mellon Bank (as the prior investment advisors) and to Dreyfus (the current investment manager), including any fee waivers or expense reimbursements by TBC Advisors, Mellon Bank or Dreyfus, during the Fund's fiscal years ending June 30, 1994, 1995 and 1996:

                                 1996             1995                    1994 (2)
                                 ----             ----                    --------
                         Fees      Fees           Fees            Fees       Fees      Fees
                         Paid (7)  Waived (7)     Paid (6)        Paid (3)   Paid (4)  Waived (1)
                         --------  ----------     --------        --------   --------  ----------
Dreyfus BASIC            $337,253  $7,062         $397,565        $88,706    $451,899  $95,174(5)
Massachusetts Municipal
Money Market Fund

_______________________________
(1) TBC Advisors waived all or a portion of its fees and/or reimbursed expenses of the Fund: from time to time in order to increase the Fund's net income available for distribution to shareholders.
(2) Effective April 4, 1994, Mellon Bank served as the Fund's investment manager.
(3) Fees paid to Mellon Bank for investment management services for the period from April 4, 1994 to the fiscal year ended June 30, 1994.
(4) Fees paid to TBC Advisors for investment advisory services for the period from July 1, 1993 to April 3, 1993.
(5)    Includes $41,577 reimbursement by TBC Advisors.
(6) For the fiscal year ended June 30, 1995, there were no fee waivers or expense reimbursements.
(7)    Pursuant to an undertaking in effect.

       Dreyfus has agreed that if in any fiscal year the aggregate expenses of the Fund (including fees pursuant to the Investment Management Agreement, but excluding interest, brokerage expenses, taxes and extraordinary items) exceed the expense limitation of any state, it will reduce its management fees by the amount of such excess expense. Such a fee reduction, if any, will be reconciled on a monthly basis. The most restrictive state expense limitation applicable to the Fund requires a reduction of fees in any year that such expenses exceed 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million of average net assets and 1.5% of the remaining average net assets. A number of factors, including the size of the Fund, will determine which of these restrictions will be applicable to the Fund at any given time. No reimbursement pursuant to state expense limitations was required for the Fund for the fiscal year ended June 30, 1996.

       In addition, under a distribution plan adopted by the Fund pursuant to Rule 12b-1 under the Act, (the "Plan"), which was terminated effective May 8, 1996, the Fund paid Dreyfus Service Corporation, a subsidiary of Dreyfus, for shareholder serving, and the distributor for shareholder servicing and expenses primarily intended to result in the sale of Investor shares, at the annual rate of .25 of 1% attributable to its Investor shares. For the fiscal year ended June 30, 1996, the Fund paid $164,110, none of which was paid to the Distributor and Dreyfus Service Corporation, respectively, pursuant to the Plan with respect to Investor shares.


                            PURCHASE OF FUND SHARES

       The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."

       The Distributor. The Distributor serves as the Fund's distributor pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies. The Fund's shares are offered on a continuous basis.

       Dreyfus TeleTransfer Privilege. Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 P.M., New York time, on any business day that Dreyfus Transfer, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), and the New York
Stock Exchange ("NYSE") are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 P.M., New York time, on any business day the Transfer Agent and the NYSE are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the NYSE is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order.

       Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the Account Application is still applicable.

       In-Kind Purchases. If the following conditions are satisfied, the Fund may at its discretion, permit the purchase of shares through an "in-kind" exchange of securities. Any securities exchanged must meet the investment objective, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least equal to $25,000. Shares purchased in exchange for securities generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle.

       The basis of the exchange will depend upon the relative net asset value ("NAV") of the shares purchased and securities exchanged.
Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities. For further information about "in-kind" purchases, call 1-800-645-6561.

Federal Law Affecting Mellon Bank

       The Glass-Steagall Act of 1933 prohibits national banks from engaging in the business of underwriting, selling or distributing securities and prohibits a member bank of the Federal Reserve System from having certain affiliations with an entity engaged principally in that business. The activities of Mellon Bank in informing its customers of, and performing, investment and redemption services in connection with the Fund, and in providing services to the Fund as custodian, as well as investment advisory activities of Dreyfus, may raise issues under these provisions. Mellon Bank has been advised by counsel that the activities contemplated under these arrangements are consistent with statutory and regulatory obligations.

       Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of such future statutes and regulations, could prevent Mellon Bank or Dreyfus from continuing to perform all or a part of the above services for its customers and/or the Fund. If Mellon Bank or Dreyfus were prohibited from serving the Fund in any of the present capacities, the Board of Trustees would seek an alternative provider(s) of such services.


                                INVESTMENT POLICIES

       The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Investment Objective and Policies."

       The Prospectus discusses the Fund's investment objective and the policies it employs to achieve that objective. The following discussion supplements the description of the Fund's investment policies in the Prospectus.

Portfolio Securities

       The average distribution of investments (at value) in Municipal Obligations by ratings for the fiscal year ended June 30, 1996, as computed on a monthly basis, was as follows:

Fitch Investors      Moody's Investors     Standard & Poor's
Service, L.P.        Service, Inc.         Ratings Group        Percentage
("Fitch")     or     ("Moody's")     or    ("S&P")              of Value

F-1+/F-1,             VMIG 1/MIG1,         SP-1+/SP-1,
                      P-1                  A1+/A1                 78.9%
F-2                   VMIG 2/MIG2,         SP-2, A2
                      P-2                                           .1
AAA/AA                Aaa/Aa               AAA/AA                  5.9%
Not Rated             Not Rated            Not Rated              15.1%(*)
                                                                 100.0%
                                                                 ======


__________________________________________________
* Included in the Not Rated category are securities comprising 15.1% of the Fund's market value which, while not rated, have been determined by Dreyfus to be of comparable quality to securities in the VMIG1/MIG1 rating category.


Description of Municipal Obligations

       For purposes of this Statement of Additional Information, the term "Municipal Obligations" and "Massachusetts Municipal Obligations" shall mean debt obligations issued by the Commonwealth of Massachusetts, its political subdivisions, municipalities and public authorities and municipal obligations issued by other government entities if, in the opinion of counsel to the respective issuers, the interest from such obligations is exempt from Federal and Massachusetts personal income taxes. "Municipal Obligations" and "Massachusetts Municipal Obligations" include the following:

Municipal Bonds

       Municipal Bonds, which generally have a maturity of more than one year when issued, have two principal classifications: General Obligation Bonds and Revenue Bonds. A Private Activity Bond is a particular kind of Revenue Bond. The classification of General Obligation Bonds, Revenue Bonds and Private Activity Bonds are discussed below.

       1. General Obligation Bonds. The proceeds of these obligations are used to finance a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. General Obligation Bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest.

       2. Revenue Bonds. Revenue Bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a Revenue Bond is generally the net revenues derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

       3. Private Activity Bonds. Private Activity Bonds, which are considered Municipal Bonds if the interest paid thereon is exempt from Federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. As noted in the Prospectus and discussed below under "Taxes," interest income on these bonds may be an item of tax preference subject to the Federal alternative minimum tax for individuals and corporations.

Municipal Notes

       Municipal Notes generally are used to provide for short-term capital needs and generally have maturities of thirteen months or less. Municipal Notes include:

       1. Tax Anticipation Notes. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

       2. Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as Federal revenues available under the Federal Revenue Sharing Programs.

       3. Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

Municipal Commercial Paper

       Issues of Municipal Commercial Paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Municipal Lease Obligations

       Municipal leases may take the form of a lease or a certificate of participation in a purchase contract issued by state and local government authorities to obtain funds to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make payments due under the lease obligation. Municipal leases have special risks not normally associated with Municipal Bonds. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the non-appropriation risk, municipal leases represent a type of financing that has not yet developed the depth of marketability associated with Municipal Bonds; moreover, although the obligations will be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. For purposes of the 10% limitation on the purchase of illiquid securities, the Fund will not consider the municipal lease obligations or certificates of participation in municipal lease obligations in which it invests as liquid, unless Dreyfus shall determine, based upon such factors as the frequency of trades and quotes for the obligation, the number of dealers willing to purchase or sell the security and the number of other potential buyers, the willingness of dealers to undertake to make a market in the security and the nature of marketplace trades, that a security shall be treated as liquid for purposes of such limitation.

       Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislators, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected. The Fund will purchase an unrated municipal lease only if the Board of Trustees determines that credit quality is adequate, including an assessment that the lease will not be cancelled.

       Unlike the purchase or sale of a Municipal Bond, no consideration is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied. Subsequent payments, known as variation margin, to and from the broker, will be made on a daily basis as the price of the index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. At any time prior to the expiration of the contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the futures contract.

       There are several risks in connection with the use of a municipal bond index futures contract as a hedging device. Successful use of municipal bond index futures contracts by the Fund is subject to the ability of Dreyfus to predict correctly movements in the direction of interest rates. Such predictions involve skills and techniques which may be different from those involved in the management of a long-term municipal bond portfolio. In addition, there can be no assurance that there will be a correlation between movements in the price of the municipal bond index and movements in the price of the Municipal Bonds which are the subject of the hedge. The degree of imperfection of correlation depends upon various circumstances, such as variations in speculative market demand for futures contracts and municipal securities, technical influences on futures trading, and differences between the municipal securities being hedged and the municipal securities underlying the municipal bond index futures contracts, in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision of whether, when and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.

       Although the Fund intends to purchase or sell municipal bond index futures contracts only if there is an active market for such contracts, there is no assurance that a liquid market will exist for the contracts at any particular time. Most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of Municipal Bonds will, in fact, correlate with the price movements in the municipal bond index futures contract and thus provide an offset to losses on a futures contract.

       If the Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of the Municipal Bonds held in its portfolio and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of the Municipal Bonds it has hedged because it will have offsetting losses in its futures positions.
In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the decline in interest rates. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

       When the Fund purchases municipal bond index futures contracts, an amount of cash and U.S. government securities or other high grade debt securities equal to the market value of the futures contracts will be deposited in a segregated account with the Fund's custodian (and/or such other persons as appropriate) to collateralize the positions and thereby insure that the use of such futures contracts is not leveraged. In addition, the ability of the Fund to trade in municipal bond index futures contracts and options on interest rate futures contracts may be materially limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. See "Taxes" below.

Tender Option Bonds

       The Fund may invest up to 10% of the value of its assets in tender option bonds. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Dreyfus, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Obligation, of any custodian and the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligations and for other reasons. The Fund will not invest more than 10% of the value of its net assets in illiquid securities, which would include tender option bonds for which the required notice to exercise the tender feature is more than seven days if there is no secondary market available for these obligations.

Use of Ratings as Investment Criteria

       The ratings of nationally recognized statistical rating organizations ("NRSROs") such as S&P and Moody's represent the opinions of these agencies as to the quality of Municipal Obligations which they rate. It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of portfolio securities, but the Fund will also rely upon the independent advice of Dreyfus to evaluate potential investments. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Further information concerning the ratings of the NRSROs and their significance is contained in the Appendix
B to this Statement of Additional Information.

       After being purchased by the Fund, the rating of a Municipal Obligation may be reduced below the minimum rating required for purchase by the Fund or the issuer of the Municipal Obligation may default on its obligations with respect to the Municipal Obligation. In that event, the Fund will dispose of the Municipal Obligation as soon as practicable, consistent with achieving an orderly disposition of the Municipal Obligation, unless the Trust's Board of Trustees determines that disposal of the Municipal Obligation would not be in the best interest of the Fund. In addition, it is possible that a Municipal Obligation may cease to be rated or an NRSRO might not timely change its rating of a particular Municipal Obligation to reflect subsequent events. Although neither event will require the sale of such Municipal Obligation by the Fund, Dreyfus will consider such event in determining whether the Fund should continue to hold the Municipal Obligation. In addition, if an NRSRO changes its rating system, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objectives and policies.

Floating Rate and Variable Rate Obligations

       The Fund may purchase floating rate and variable rate obligations, including participation interests therein. Floating rate or variable rate obligations provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate at a major commercial bank) and that the Fund can demand payment of the obligation at par plus accrued interest. Variable rate obligations provide for a specified periodic adjustment in the interest rate, while floating rate obligations have an interest rate which changes whenever there is a change in the external interest rate. Frequently such obligations are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or of the bank, as the case may be, must, as determined by Dreyfus under the supervision of the Trustees, be equivalent to the quality standard prescribed for the Fund. The Fund is currently permitted to purchase floating rate and variable rate obligations with demand features in accordance with requirements established by the SEC, which, among other things, permit such instruments to be deemed to have remaining maturities of thirteen months or less, notwithstanding that they may otherwise have a stated maturity in excess of thirteen months.

       The Fund may invest in participation interests purchased from banks in floating rate or variable rate tax-exempt Municipal Obligations owned by banks. A participation interest gives the purchaser an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation, and provides a demand feature. Each participation is backed by an irrevocable letter of credit or guarantee of a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) that Dreyfus, under the supervision of the Trustees, has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. The Fund is currently permitted to invest in participation interests when the demand provision complies with conditions established by the SEC. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the Municipal Obligations over the negotiated yield at which the instruments were purchased by the Fund.

When-Issued Securities

       The Fund may purchase Municipal Obligations on a when-issued basis (i.e., for delivery beyond the normal settlement date at the stated price and yield). The payment obligation and the interest rate that will be received on the Municipal Obligations purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. Although the Fund will purchase Municipal Obligations on a when-issued basis only with the intention of actually acquiring the securities, the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.

       Municipal Obligations purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility of fluctuation in the Fund's net asset value. Purchasing Municipal Obligations on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction.

       A separate account of the Fund consisting of cash or liquid debt securities equal to the amount of the when-issued commitments will be established with the Fund's custodian. When the time comes to pay for when-issued securities, the Fund will meet its obligations from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or lesser than the Fund's payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are not exempt from Federal income tax.

Purchase of Securities with Stand-by Commitments

       Pursuant to an exemptive order issued by the SEC under the Act, the Fund may acquire standby commitments with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a broker-dealer, dealer or bank would agree to purchase, at the Fund's option, a specified Municipal Obligation at a specified price. Stand-by commitments acquired by the Fund may also be referred to as "put options." The amount payable to the Fund upon its exercise of a stand-by commitment normally would be
(a) the acquisition cost of the Municipal Obligation, less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (b) all interest accrued on the security since the last interest payment date during the period. Absent unusual circumstances, in determining net asset value the Fund would value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by the broker-dealer, dealer or bank upon exercise of a stand-by commitment will normally be substantially the same as the portfolio value of the underlying Municipal Obligation.

       The Fund's right to exercise a stand-by commitment is unconditional and unqualified. Although the Fund could not transfer a stand-by commitment, the Fund could sell the underlying Municipal Obligation to a third party at any time. It is expected that stand-by commitments generally will be available to the Fund without the payment of any direct or indirect consideration. The Fund may, however, pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio will not exceed .5 of 1% of the value of the Fund's total assets calculated immediately after such stand-by commitment was acquired.

       The Fund intends to enter into stand-by commitments only with broker-dealers, dealers or banks that Dreyfus believes present minimum credit risks. The Fund's ability to exercise a stand-by commitment will depend on the ability of the issuing institution to pay for the underlying securities at the time the commitment is exercised. The credit of each institution issuing a stand-by commitment to the Fund will be evaluated on an ongoing basis by Dreyfus in accordance with procedures established by the Trustees.

       The Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise their rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or maturity of the underlying Municipal Obligation, which will continue to be valued in accordance with the amortized cost method. Each stand-by commitment will be valued at zero in determining net asset value. Should the Fund pay directly or indirectly for a stand-by commitment, its costs will be reflected as an unrealized loss for the period during which the commitment is held by the Fund and will be reflected in realized gain or loss when the commitment is exercised or expires. Stand-by commitments will not affect the dollar-weighted average maturity of the Fund's portfolio. The Fund understands that the Internal Revenue Service has issued a revenue ruling to the effect that a registered investment company will be treated for Federal income tax purposes as the owner of Municipal Obligations acquired subject to stand-by commitments and the interest on the Municipal Obligations will be tax-exempt to the Fund.

Taxable Investments

       The Fund anticipates being as fully invested as practicable in Municipal Obligations. Because the Fund's purpose is to provide income exempt from Federal and state personal income tax, the Fund will invest in taxable obligations only if and when the Trustees believe it would be in the best interests of its shareholders to do so. Situations in which the Fund may invest up to 20% of its total assets in taxable securities include: (a) pending investment of proceeds of sales of shares of the Fund or of portfolio securities, (b) pending settlement of purchases of portfolio securities, and (c) when the Fund is attempting to maintain liquidity for the purpose of meeting anticipated redemptions. The Fund may temporarily invest more than 20% of its total assets in taxable securities to maintain a "defensive" posture when, in the opinion of Dreyfus, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. The Fund may invest in only the following kinds of taxable securities maturing in one year or less from the date of purchase: (1) obligations of the United States Government, its agencies or instrumentalities; (2) commercial paper rated Prime-1 by Moody's or A-1+ or A-1 by S&P; (3) certificates of deposit of domestic banks with total assets of $1 billion or more; and (4) repurchase agreements (instruments under which the seller of a security agrees to repurchase the security at a specific time and price) with respect to any securities that the Fund is permitted to hold.

Repurchase Agreements

       The Fund may enter into repurchase agreements with member banks of the Federal Reserve System or certain non-bank dealers. Under each repurchase agreement the selling institution will be required to maintain the value of the securities subject to the agreement at not less than their repurchase price. If a particular bank or non-bank dealer defaults on its obligation to repurchase the underlying debt instrument as required by the terms of a repurchase agreement, the Fund will incur a loss to the extent that the proceeds it realizes on the sale of the collateral are less than the repurchase price of the instrument. In addition, should the defaulting bank or non-bank dealer file for bankruptcy, the Fund could incur certain costs in establishing that it is entitled to dispose of the collateral and its realization on the collateral may be delayed or limited. Investments in repurchase agreements are subject to the policy prohibiting investment of more than 10% of the Fund's assets in restricted securities, securities without readily available market quotations and repurchase agreements maturing in more than seven days.

       As noted in the Prospectus, the Fund may, on occasion, invest in securities issued by other investment companies. These securities will be of investment companies that determine their net asset value per share based on the amortized cost or penny-rounding method. Such securities will be acquired by the Fund within the limits prescribed by the Act, which include, subject to certain exceptions, a prohibition against the Fund's investing more than 10% of the value of its total assets in such securities.

Special Risk Factors Affecting the Fund

       The Commonwealth of Massachusetts and certain of its cities and towns and public bodies have experienced financial difficulties that have adversely affected their credit standing. The prolonged effects of such financial difficulties could adversely affect the market value of the Massachusetts Municipal Obligations held by the Fund. The information in Appendix A describes some of the more significant factors that could affect the Fund or the ability of the obligors to pay debt service on certain of these securities. The sources of such information are the official statements of issuers located in the Commonwealth of Massachusetts, as well as other publicly available documents, and statements of public officials. The Trust has not independently verified any of the information contained in such statements and documents, but the Trust is not aware of facts which would render such information inaccurate.

Investment Restrictions

       The following are fundamental investment restrictions of the Fund. The Fund may not:

       1. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities and state or municipal governments and their political subdivisions are not considered members of any industry. In addition, this limitation does not apply to investments of domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks.)

       2. Borrow money or issue senior securities as defined in the Act, except that (a) the Fund may borrow money in an amount not exceeding one-third of the Fund's total assets at the time of such borrowing, and (b) the Fund may issue multiple classes of shares. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.

       3. Make loans or lend securities, if as a result thereof more than one-third of the Fund's total assets would be subject to all such loans.
For purposes of this restriction, debt instruments and repurchase agreements shall not be treated as loans.

       4. Underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting.

       5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in the real estate business or invest or deal in real estate or interests therein).

       6. Purchase or sell commodities, except that the Fund may enter into futures contracts and related options, forward currency contracts and other similar instruments.

       The Fund may, notwithstanding any other fundamental investment policy or restriction, invest all of its investable assets in securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as the Fund.

       The following are non-fundamental investment restrictions of the
Fund:

       1. The Trust will not purchase or retain the securities of any issuer if the officers, directors or Trustees of the Trust, its advisers, or managers owning beneficially more than one half of one percent of the securities of each issuer together own beneficially more than five percent of such securities.

       2. The Fund will not purchase securities of issuers (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof), including their predecessors, that have been in operation for less than three years, if by reason thereof the value of the Fund's investment in securities would exceed 5% of the Fund's total assets. For purposes of this limitation, sponsors, general partners, guarantors and originators of underlying assets may be treated as the issuer of a security.

       3. The Fund will not purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets, except that: (a) this restriction shall not apply to standby commitments, and (b) this restriction shall not apply to the Fund's transactions in futures contracts and related options.

       4. The Fund will not purchase warrants if at the time of such purchase: (a) more than 5% of the value of the Fund's net assets would be invested in warrants, or (b) more than 2% of the value of the Fund's net assets would be invested in warrants that are not listed on the NYSE or American Stock Exchange ("AMEX") (for purposes of this limitation, warrants acquired by the Fund in units or attached to securities will be deemed to have no value).

       5. The Fund will not invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, and other securities which are not readily marketable. For purposes of this restriction, illiquid securities shall not include commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 and securities which may be resold under Rule 144A under the Securities Act of 1933, provided that the Board of Trustees, or its delegate, determines that such securities are liquid based upon the trading markets for the specific security.

       6. The Fund may not invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the Act.

       7. The Fund will not purchase oil, gas or mineral leases (the Fund may, however, purchase and sell the securities of companies engaged in the exploration, development, production, refining, transporting and marketing of oil, gas or minerals).

       8. The Fund shall not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amounts to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

       9. The Fund shall not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

       10. The Fund shall not purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

       If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in such percentage resulting from a change in the values of assets will not constitute a violation of such restriction.

       Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. "Majority" means the lesser of (1) 67% or more of the shares present at the Fund's meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or
(2) more than 50% of the outstanding shares of the Fund. Non-fundamental investments restrictions may be changed by vote of a majority of the Trust's Board of Trustees at any time.

       In order to permit the sale of the Fund's shares in certain states, the Trust may make commitments more restrictive than the investment restrictions described above. Further, the Fund has given a representation that investments will not be made in real estate limited partnerships. Should the Trust determine that any such commitment is no longer in the best interests of the Trust and its shareholders, it will revoke the commitment by terminating sales of its shares in the state involved.

       The Fund may in the future seek to achieve the Fund's investment objective by investing all of the Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. Shareholders of the Fund will be given at least 30 days prior notice of any such investment. Such investment would be made only if the Trustees determine it to be in the best interest of the Fund and its shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although the Fund believes that the Trustees will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.

Portfolio Transactions

       Decisions to buy and sell securities for the Fund and effectuation of securities transactions are made by Dreyfus, subject to the overall supervision and review of the Trustees. The same personnel are also in charge of portfolio transactions for other clients of other subsidiaries and affiliates of Dreyfus.

       Purchases and sales of portfolio securities for the Fund will generally be transacted with the issuer or a primary market maker on a net basis, without the payment by the Fund of any brokerage commission for such purchases or sales. Purchases from dealers serving as primary market makers will reflect the spread between the bid and asked prices. In selecting dealers and in executing portfolio transactions, Dreyfus seeks, on behalf of the Fund, the best overall terms available. In doing so, Dreyfus considers all matters it deems relevant, including the breadth of the market in the security, the price of the security and the financial condition and executing capability of the dealer.

       Dealers may be selected who provide brokerage and/or research services to the Trust and/or other accounts over which Dreyfus or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The receipt of research from dealers may be useful to Dreyfus in rendering investment management services to the Trust and/or its other clients; and, conversely, such information provided by its brokers or dealers who have executed transaction orders on behalf of other clients of Dreyfus may be useful to Dreyfus in carrying out its obligation to the Trust.

       The Fund will not purchase Municipal Obligations during the existence of any underwriting or selling group relating thereto of which an affiliate is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of this limitation in comparison with other investment companies which have a similar investment objective but are not subject to such limitations.

       Dreyfus will make investment decisions for the Fund independently from those made for its other clients, other funds and clients of other subsidiaries of Dreyfus. On occasion, however, the same investment decisions will be made for the Fund as for one or more of Dreyfus' clients at about the same time. In a case in which the Fund and one of these other clients are simultaneously engaged in the purchase or sale of the same security, the transactions will, to the extent feasible and practicable, be averaged as to price and allocated as to amount among the Fund and/or the other client or clients pursuant to a formula considered equitable.
In some cases, this system could have a detrimental effect on the price or volume of the security to be purchased or sold on behalf of the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

       For the fiscal years ended June 30, 1995 and 1996, no brokerage commissions were paid.


                       REDEMPTION OF FUND SHARES

       The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Fund Shares."


       Check Redemption Privilege. An investor may indicate on the Account Application or by later written request that the Fund provide Redemption Checks ("Checks") drawn on the Fund's account. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Account Application, Shareholder Services Form or later written request must be manually signed by the registered owner(s).
Checks may be made payable to the order of any person in an amount of $1,000 or more ($500 for Shareholders who has held Fund shares since May
8, 1996). When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as the investor's agent, will cause the Fund to redeem a sufficient number of shares in the investor's account to cover the amount of the Check and the $2.00 charge. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to the investor. Investors generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

       If the amount of the Check, plus any applicable charges, is greater than the value of the shares in an investor's account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.

       Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor, or a representative of the investor's Agent, and reasonably believed by the Transfer Agent to be genuine. An investor (other than one who has held Fund shares since May 8, 1996) will be charged a $5.00 fee for each wire redemption, which will be deducted from the investor's account and paid to the Transfer Agent. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives the redemption request in proper form. Redemption proceeds ($5,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor's bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

       Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                                  Transfer Agent's
               Transmittal Code                   Answer Back Sign

                   144295                         144295 TSSG PREP

       Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

       Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations as well as from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

       Dreyfus TeleTransfer Privilege. Investors should be aware that if they have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. An investor (other than one who has held Fund shares since May 8, 1996) will be charged a $5.00 fee for each redemption effected pursuant to this Privilege, which will be deducted from the investor's account and paid to the Transfer Agent. See "Redemption of Fund Shares-- Dreyfus TeleTransfer Privilege."

       Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record of the Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Trustees and executive officers of the Trust reserve the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

       Suspension of Redemptions. The right to redeem Fund shares may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend or holiday closings);
(b) when trading in the markets the Trust normally uses is restricted or when an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC, by order, may permit for protection of the Fund's shareholders.


                            SHAREHOLDER SERVICES

       The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled
"Shareholder Services."

       Fund Exchanges. Fund Shares may be exchanged for shares of certain other funds advised or administered by Dreyfus. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

       A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

       B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

       C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

       D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or other distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

       To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number.

       To request an exchange, an investor, or the investor's Agent acting on the investor's behalf, must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this Privilege. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions (including over The Dreyfus Touch(R) automated telephone system) from any person representing himself or herself to be the investor or a representative of the investor's Agent, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange. Investors (other than those who have held Fund shares since May 8, 1996) will be charged a $5.00 fee for each exchange made out of the Fund, which will be deducted from the investor's account and paid to the Transfer Agent. Exchanges out of the Fund pursuant to Fund Exchanges are limited to four per calendar year.

       This Privilege is available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

       Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-5451. The Fund reserves the right to reject any exchange request in whole or in part. The Fund exchange service may be modified or terminated at any time upon notice to shareholders.

       Dreyfus Dividend Sweep. Dreyfus Dividend Sweep allows investors to invest on the payment date their dividends or dividends and capital gain distributions, if any, from the Fund in shares of certain other funds in the Dreyfus Family of Funds of which the investor is a shareholder.
Shares of the other funds purchased pursuant to this Privilege will be purchased on the basis of relative NAV per share as follows:

       A. Dividends and other distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

       B. Dividends and other distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

       C. Dividends and other distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or other distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

       D. Dividends and other distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.


                       DETERMINATION OF NET ASSET VALUE

       The following information supplements and should be in conjunction with the Section in the Fund's Prospectus entitled "How to Buy Fund Shares".

       The Prospectus describes the time at which the net asset value of the Fund is determined for purposes of sales and redemptions. In addition, portfolio securities held by the Fund may be actively traded in securities markets which are open for trading on days when the Fund will not be determining its NAV. Accordingly, there may be occasions when the Fund is not open for business but when the value of the Fund's portfolio securities will be affected by such trading activity. The holidays (as observed) on which the NYSE is closed currently are: New Years Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


       It is the Trust's policy to use its best efforts to maintain the Fund's NAV per share at a constant value of $1.00. The Fund's portfolio instruments are valued on the basis of amortized cost. This involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

       The valuation of the Fund's portfolio instruments based upon their amortized cost and simultaneous maintenance of the Fund's NAV at $1.00 are permitted by a rule adopted by the SEC. Under this rule, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less, and invest only in securities determined by the Trustees to be eligible securities with minimal credit risks at the time of their acquisition by the Fund. In accordance with the rule, the Trustees have established procedures designed to stabilize, to the extent reasonably practicable, the Fund's NAV as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the NAV of the Fund is calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. The rule also provides that the extent of any deviation between the Fund's NAV based upon available market quotations or market equivalents and $1.00 NAV based on amortized cost must be examined by the Trustees. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, pursuant to the rule they must cause the Fund to take such corrective action as the Trustees regard as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a NAV by issuing available market quotations.


                        PERFORMANCE INFORMATION

       The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled
"Performance Information".

       From time to time, the Fund may quote its yield in advertisements, shareholder reports or other communications to shareholders. The Fund may compare its performance to that of other mutual funds, relevant indices or rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance.

       Performance rankings as reported in Changing Times, Business Week, Institutional Investor, The Wall Street Journal, Mutual Fund Forecaster, No Load Investor, Money Magazine, Morningstar Mutual Fund Values, U.S. News and World Report, Forbes, Fortune, Barron's, Financial Planning, Financial Planning on Wall Street, Certified Financial Planner Today, Investment Advisor, Kiplinger's, Smart Money and similar publications may also be used in comparing the Fund's performance.

Yields

       The Fund's yield is computed by: (a) determining the net change in the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of a seven-calendar-day period for which yield is to be quoted, (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. In addition, the Fund may calculate a compound effective annualized yield by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1. The Fund's equivalent taxable yield is computed by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax-exempt.

       Effective May 8, 1996, the Fund's separate "Investor" and "Class R" designations were eliminated and the Fund became a single class fund. For the seven day period ended June 30, 1996, the Fund's yield was 3.01%, effective yield was 3.05% and equivalent taxable yield* was 5.66%. These yield figures reflect the waiver of a portion of the management fee by Dreyfus, without which the Fund's seven-day yield, effective yield and equivalent taxable yield* for the period ended June 30, 1996 would have been 2.91%, 2.95% and 5.48%, respectively. See "Management of the Fund" in the Prospectus.

       From time to time, advertising material for the Fund may include biographical information relating to its portfolio manager and may refer to, or include commentary by the portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.
_________________________
* Example assumes a Federal marginal tax rate of 36% and a Massachusetts marginal tax rate of 12% (combined effective rate of 43.68%).


                 DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

       The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends, Other Distributions and Taxes".

       The Fund intends to satisfy the requirements for qualifying as a "regulated investment company" under Subchapter M of the Code. Provided the Fund distributes at least 90% of its taxable net investment income, including market discount and net realized short-term capital gains, and 90% of the tax-exempt interest income (reduced by certain expenses), the Fund, if it qualifies as a regulated investment company, will not be liable for Federal income taxes to the extent its taxable net investment income and capital gain net income are distributed to its shareholders.

       Because the Fund will distribute exempt-interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry Fund shares is not deductible for Federal income tax purposes. If a shareholder receives an exempt-interest dividend with respect to shares of the Fund and if such shares are held by the shareholder for six months or less, then any loss on the redemption or exchange of such shares will, to the extent of such exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder, if he or she receives exempt-interest dividends, to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of an exempt-interest dividend paid by the Fund which represents income from private activity bonds may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. Moreover, as noted in the Fund's Prospectus, some or all of the Fund's dividends may be a specific preference item, or a component of an adjustment item, for purposes of the Federal individual and corporate alternative minimum taxes. In addition, the receipt of Fund dividends and distributions may affect a foreign corporate shareholder's Federal "branch profits" tax liability and a Subchapter S corporation shareholder's
Federal "excess net passive income" tax liability. Shareholders should consult their own tax advisers as to whether they are (1) substantial users with respect to a facility or related to such users within the meaning of the Code or (2) subject to a Federal alternative minimum tax, any applicable state alternative minimum tax, the Federal branch profits tax, or the Federal excess net passive income tax.

       Dividends derived by the Fund from tax-exempt interest are designated as tax-exempt in the same percentage of the day's dividend as actual tax-exempt income earned that day. Thus, the percentage of the dividend designated as tax-exempt may vary from day to day. Similarly, dividends derived by the Fund from interest on Massachusetts Municipal Obligations will be designated as exempt from Commonwealth of Massachusetts taxation in the same percentage of the day's dividend as the actual interest on Massachusetts Municipal Obligations earned on that day.

       The Fund is required to withhold and remit to the U.S. Treasury 31% of the taxable dividends paid by the Fund and the distributions paid by the Fund (in excess of $10 on an annualized basis) with respect to any non-corporate shareholder who fails to furnish or certify his or her correct taxpayer identification number, who has been notified that he or she is to subject to back up withholding due to underreporting of dividend or interest income or who fails to certify that he or she has provided a correct taxpayer identification number, and that he or she is not subject to such withholding. An individual's tax identification number is his or her social security number. The backup withholding tax is not an additional tax and may be credited against a shareholder's regular Federal income tax liability.

       The foregoing is only a summary of certain tax considerations generally affecting the Fund and its shareholders, and is not intended as a substitute for careful tax planning. Individuals may be exempt from Massachusetts state and local personal income taxes on exempt-interest income derived from obligations of issuers located in Massachusetts, but are usually subject to such taxes on such dividends that are derived from obligations of issuers located in other jurisdictions. Investors are urged to consult their tax advisers with specific reference to their own tax situations.


                         INFORMATION ABOUT THE FUND

       The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."

       The Trust is an open-end management investment company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated March 28, 1983, amended and restated December 9, 1992, and subsequently further amended. On March 31, 1994 the Trust changed its name from "The Boston Company Tax-Free Municipal Funds" to "The Laurel Tax-Free Municipal Funds." The Trust's name was then changed from "The Laurel Tax-Free Municipal Funds" to "The Dreyfus/Laurel Tax-Free Municipal Funds" effective October 17, 1994. On May 8, 1996, the Fund's name was changed from "Dreyfus/Laurel Massachusetts Tax-Free Money Fund" to "Dreyfus BASIC Massachusetts Municipal Money Market Fund."

       The Trustees have authority to create an unlimited number of shares of beneficial interest, without par value, in separate series. Each series will be treated as a separate entity. Currently, seven series have been authorized (each a "fund"). The Trustees have authority to create additional series at any time in the future without shareholder approval.

       Each share (regardless of class) has one vote. On each matter submitted to a vote of the shareholders, all shares of each fund or class shall vote together as a single class, except as to any matter for which a separate vote of any fund or class is required by the Act and except as to any matter which affects the interest of a particular fund or class, in which case only the holders of shares of the one or more affected funds or classes shall be entitled to vote, each as a separate class.

       The assets received by the Trust for the issue or sale of shares of each fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular fund shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the relative sizes of the funds and the relative difficulty in administering each fund. Each share of each fund represents an equal proportionate interest in that fund with each other share and is entitled to such dividends and distributions out of the income belonging to such fund as are declared by the Trustees. Upon any liquidation of a fund, shareholders thereof are entitled to share pro rata in the net assets belonging to that fund available for distribution.

       The Trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the Act, shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by a vote cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purposes of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Trust's outstanding shares.

       Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Agreement and Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility which Dreyfus believes is remote.
Upon payment of any liability incurred by the Trust, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of each fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of such fund.


                        PRINCIPAL SHAREHOLDERS

       As of October 7, 1996, the following companies/individuals owned beneficially 5% or more of the outstanding Fund shares: Boston & Co.,
Attn: John Kacinko, 3 Mellon Bank Center, Pittsburgh, PA 15259, 49.3% record; Boston Safe Deposit & Trust, Attn: Mutual Fund Operations, P.O. Box 3198, Pittsburgh, PA 15230-3198, 7.0% record.


                     CUSTODIAN AND TRANSFER AGENT

       Mellon Bank, which is located at One Mellon Bank Center, Pittsburgh, PA 15258, serves as the Fund's custodian. Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, is located at One American Express Plaza, Providence, Rhode Island 02903, and serves as the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. Dreyfus Transfer, Inc. and Mellon Bank, as custodian, have no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

Counsel and Auditors

       Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Second floor, Washington, D.C., 20036-1800, has passed upon the legality of the shares offered by the Prospectus and this Statement of Additional
Information.

       KPMG Peat Marwick LLP, 345 Park Avenue, New York, New York 10154, was appointed by the Board of Trustees to serve as the Fund's independent auditors for the year ending June 30, 1997, providing audit services including (1) examination of the annual financial statements, (2) assistance, review and consultation in connection with filings with the SEC and (3) review of the annual Federal income tax return filed on behalf of the Fund.


                            FINANCIAL STATEMENTS

       The Fund's Annual Report for the fiscal year ended June 30, 1996 accompanies this Statement of Additional Information, and the financial statements contained therein, and related notes, are incorporated by reference herein.



                                APPENDIX A

                         RISK FACTORS - INVESTING
                  IN MASSACHUSETTS MUNICIPAL OBLIGATIONS

       The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the Commonwealth of Massachusetts available as of the date of this Statement of Additional Information. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material aspects.

       The economy of the Commonwealth of Massachusetts is experiencing a recovery following a slowdown that began in mid-1988. Massachusetts had benefitted from an annual job growth rate of approximately 2% since the early 1980s, but by 1989 employment started to decline. Between 1988 and 1992, total employment in Massachusetts declined 10.7%. In 1993, 1994 and 1995, however, total employment increased by 1.6%, 2.2% and 2.4% respectively. Employment levels increased in all sectors except manufacturing. Between 1990 and 1992, the Commonwealth's unemployment rate was considerably higher than the national average, however, unemployment rates in Massachusetts since 1993 have declined faster than the national average (6.9% compared to 6.8% in 1993) and the employment rate in Massachusetts in 1994 and 1995 was slightly below the national average (6.0% compared to 6.1% for 1994 and 5.4% compared with 5.6% for 1995).

       Massachusetts' economic and fiscal difficulties of recent years appear to have abated. While the Commonwealth's expenditures for State programs and services in each of the fiscal years 1987 through 1991 exceeded each year's current revenues, Massachusetts ended each of the fiscal years 1991 to 1996 with a positive fiscal balance in its general operating funds.

       While the Commonwealth's expenditures for State programs and services in each of the fiscal years 1987 through 1991 exceeded each year's current revenues, Massachusetts ended each of the fiscal years 1991 to 1996 with a positive closing fund balance in its budgeted operating funds.

       In recent years, health care related costs have risen dramatically in Massachusetts and across the nation and the increase in the State's
Medicaid and group health insurance costs reflects this trend. In fiscal 1993, Medicaid was the largest item in Massachusetts' budget and has been one of the fastest growing budget items, although the rate of increase has abated in recent years. During fiscal years 1989, 1990, 1991 and 1992, Medicaid expenditures were $1.83 billion, $2.12 billion, $2.77 billion and $2.82 billion, respectively, representing an average increase of 15.4%. Expenditures for fiscal 1993 were $3.15 billion, an 11.8% increase over fiscal 1992. Medicaid expenses in fiscal 1994 were $3.31 billion and in fiscal 1995 $3.398 billion. The average annual growth from fiscal 1991 to fiscal 1995 was 5.4% compared with approximately 17% between fiscal 1987 and fiscal 1991.

       Massachusetts' pension costs have risen dramatically as the State has appropriated funds to address in part the unfunded liabilities that had accumulated over several decades. Total pension costs increased at an average annual rate of 8.1% from $703.9 million in fiscal 1991 to $968.8 million in fiscal 1995.

       Payments for debt service on Massachusetts general obligation bonds and notes have risen at an average annual rate of 11.6% from $649.8 million in fiscal 1989 to $1.23 billion in fiscal 1995. Debt service payments were $898.3 million in fiscal 1992, $1.14 billion in fiscal 1993 and $1.15 billion in fiscal 1994. In 1990, legislation was enacted which generally imposes a 10% limit on the total appropriations in any fiscal year that may be expended for payment of interest and principal on general obligation debt. As of January 1, 1995, the State had approximately $9,595 billion of long-term general obligation debt outstanding and short-term direct obligations of the Commonwealth totalled $264 million.

       Certain independent authorities and agencies within the State are statutorily authorized to issue debt for which Massachusetts is directly, in whole or in part, or indirectly liable. The State's liabilities are either in the form of (i) a direct guaranty, (ii) state support through contract assistance payments for debt service, or (iii) indirect obligations. The State is indirectly liable for the debt of certain authorities through a moral obligation to maintain the funding of reserve funds which are pledged as security for the authorities' debt.

       In November 1980, voters in the Commonwealth approved a State-wide tax limitation initiative petition, commonly known as Proposition 2-1/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns of certain government entities, including county governments. The law is not a constitutional provision and accordingly is subject to amendment or repeal by the legislature. Proposition 2-1/2 limits the property taxes which a Massachusetts city or town may assess in any fiscal year to the lesser of (i) 2.5% of the full and fair cash value of real estate and personal property therein and (ii) 2.5% over the previous year's levy limit plus any growth in the tax base from certain new construction and parcel subdivisions. In addition, Proposition 2-1/2 limits any increase in the charges and fees assessed by certain governmental entities, including county governments, on cities and towns to the sum of (i) 2.5% of the total charges and fees imposed in the preceding fiscal year, and (ii) any increase in charges for services customarily provided locally or services obtained by the city or town at its option. The law contains certain override provisions which require voter approval at a general or special election. Proposition 2-1/2 also limits any annual increase in the total assessments on cities and towns by any county, district, authority, the Commonwealth, or any other governmental entity except regional school districts and regional water and sewer districts whose budgets are approved by 2/3 of their member cities and towns. During the 1980s, Massachusetts increased payments to the cities, towns and regional school districts ("Local Aid") to mitigate the impact of Proposition 2-1/2 on local programs and services. In fiscal 1996, approximately 19.1% of Massachusetts' budget was allocated to Local Aid. Direct Local Aid dropped from a high of $2.961 billion in fiscal
1989 to $2.727 billion in fiscal 1994, but increased to $2.976 billion in fiscal 1995 and an estimated $3.240 billion in fiscal 1996. Recent increases are largely a result of comprehensive education reform legislation enacted in 1993 that requires annual increases in state expenditures for education funding, subject to annual legislative appropriations, above a fiscal 1993 base of approximately $1.288 billion. Increases of $175 million above the base for fiscal 1994 to $867 million for fiscal 1997 have been fully funded. Additional increases are called for in future years.

       Many factors affect the financial condition of the Commonwealth and its cities, towns and public bodies, such as social, environmental, and economic conditions, many of which are not within the control of such entities. As is the case with most urban States, the continuation of many of Massachusetts' programs, particularly its human services programs, is in significant part dependent upon continuing Federal reimbursements which have been steadily declining. The loss of grants to Massachusetts and its cities and towns could further slow economic development. To the extent that such factors may exist, they could have an adverse effect on economic conditions in Massachusetts, although what effect, if any, such factors would have on Massachusetts' Municipal Obligations cannot be predicted.



                             APPENDIX B

INFORMATION ABOUT SECURITIES RATINGS

       The following are excerpts from Description of Moody's Investors' Service, Inc. ("Moody's) municipal bond ratings. Aaa -- judged to be of the "best quality" and are referred to as "gilt edge"; interest payments are protected by a large or by an exceptionally stable margin and principal is secure; Aa -- judged to be of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa-rated Municipal Bonds; together with Aaa group they comprise what are generally known as "high grade bonds"; A -- possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A-rated Municipal Bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future; Baa --considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

       Moody's applies the numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Baa to indicate ranking within a general rating category; 1 being the highest and 3 the lowest.

       Description of Moody's ratings of state and municipal notes. Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG") and for variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG").
This distinction recognizes the differences between short-term credit risk and long-term risk. Symbols used will be as follows: MIG 1/VMIG 1 --best quality, enjoying strong protection for established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both; MIG 2/VMIG 2 -- high quality, with margins of protection ample although not so large as in the preceding group; MIG 3/VMIG 3 --favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades.

       Description of Moody's commercial paper ratings. PRIME-1 ("P-1") -- judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk; PRIME-2 -- indicates a strong capacity for repayment, but to a lesser degree than 1.

       Description of Standard & Poors Ratings Group ("S&P") Municipal Bond ratings. AAA -- has the highest rating assigned by S&P; extremely strong capacity to pay principal and interest; AA -- has very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree; A -- has a strong capacity to pay principal and interest, although somewhat more susceptible to adverse changes in circumstances and economic conditions; BBB -- regarded as having an adequate capacity to pay principal and interest; normally exhibit adequate protection parameters but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in the A category. Ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories, except in the AAA category.

       Description of S&P's ratings of municipal note issues. SP-1+ -- very strong capacity to pay principal and interest; SP-1 --strong capacity to pay principal and interest; SP-2 --satisfactory capacity to pay principal and interest.

       Description of S&P's commercial paper ratings. A-1+ --indicates an overwhelming degree of safety regarding timely payment; A-1 -- indicates a very strong degree of safety regarding timely payment; A-2 -- indicates a strong capacity for timely payment but with a relative degree of safety not as overwhelming as for issues designated A-1.

       Description of IBCA Limited/IBCA Inc. commercial paper ratings. Short-term obligations, including commercial paper, rated A-1+ by IBCA Limited or its affiliate IBCA Inc. are obligations supported by the highest capacity for timely repayment. Obligations rated A-1 have a very strong capacity for timely repayment. Obligations rated A-2 have a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

       Description of Fitch Investors Services, L.P. commercial paper ratings. Fitch Investors Services, Inc. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

       Description of Duff & Phelps Inc. commercial paper ratings. Duff & Phelps Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1-indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

       Various of the nationally recognized statistical rating organizations ("NRSROs") utilize rankings within rating categories indicated by a + or -
 . The Funds, in accordance with industry practice, recognize such rankings within categories as graduations, viewing for example S&P's rating of A-1+ and A-1 as being in S&P's highest rating category.

       Description of Thomson BankWatch, Inc. ("BankWatch") commercial paper ratings. BankWatch will assign both short-term debt ratings and issuer ratings to the issuers it rates. BankWatch will assign a short-term rating ("TBW-1," "TBW-2," "TBW-3," or "TBW-4") to each class of debt (e.g., commercial paper or non-convertible debt), having a maturity of one-year or less, issued by a holding company structure or an entity within the holding company structure that is rated by BankWatch. Additionally, BankWatch will assign an issuer rating ("A," "A/B," "B," "B/C," "C,"
"C/D," "D," "D/E," and "E") to each issuer that it rates.





Dreyfus BASIC Massachusetts Municipal Money Market Fund
Statement of Investments                              June 30, 1996


                                                                                        Principal
Tax Exempt Investments--100.0%                                                            Amount            Value
-------------------------------------------------------------------------             --------------      ------------
Town of Attleboro, BAN 3.91%, 7/3/97.....................................             $  1,000,000        $  1,000,000
Boston Water and Sewer Commission, Revenue, VRDN
    3.15%, Series A (LOC; State Street Bank) (a,b).......................                2,780,000           2,780,000
Town of Dartmouth, BAN 3.47%, 9/30/96....................................                  975,000             975,000
Edgartown:
    BAN 3.69%, 8/6/96....................................................                1,517,500           1,517,500
    SAAN 3.69%, 8/6/96...................................................                  124,129             124,129
Town of Framingham:
    Notes 3.86%, 3/28/97.................................................                  307,723             307,723
    SAAN 3.68%, 8/30/96..................................................                  315,628             315,628
Town of Gloucester, SAAN:
    3.68%, 7/15/96.......................................................                  533,000             533,000
    4.24%, 7/15/96.......................................................                1,200,000           1,200,047
Holyoke, PCR, VRDN (Holyoke Water Power Project)
    3.10% (LOC; Union Bank of Switzerland) (a,b).........................                  660,000             660,000
Commonwealth of Massachusetts:
    Notes 4.25%, Series A, 6/10/97.......................................                2,000,000           2,008,165
    VRDN:
     3.60%, Series B (LOC; National Westmister Bank) (a,b)................                1,305,000           1,305,000
     3.60%, Series E (LOC; ABN-Amro Bank) (a,b)...........................                  720,000             720,000
Massachusetts Bay Transportation Authority:
    CP:
     3.50%, Series C, 7/30/96 (LOC; West Deutsche Landesbank) (b).........                1,300,000           1,300,000
     Bridge Notes
      3.60%, Series C, 8/13/96 (LOC; West Deutsche Landesbank) (b)........                1,100,000           1,100,000
    Notes 3.75%, Series A, 2/28/97
     (Guaranteed by; Commonwealth of Massachusetts).......................                1,500,000           1,500,000
Massachusetts Health and Education Facilities Authority, Revenue:
    CP:
     (Boston University) 3.65%, Series H, 8/22/96 (LOC; Landesbank Hessen)(b)             2,000,000           2,000,000
     (Fallon Health Care Systems) 3.60%, Series I, 7/25/96 (LOC; Sanwa Bank) (b)          1,000,000           1,000,000
     (Harvard University)
       3.45%, Series L, 9/18/96 (Guaranteed by; Harvard University).........              1,840,000           1,840,000
    VRDN:
     (Capital Asset Program)
       3.10%, Series A (LOC; First National Bank of Chicago) (a,b)..........                900,000             900,000
    (Children's Hospital) 3.25%, Series F (a)...............................                615,000             615,000
    (Falmouth Assistance For Living) 3.25%, Series A
      (LOC; Bank of Boston) (a,b)...........................................              1,000,000           1,000,000
    (Harvard University) 3.05%, Series I
      (Guaranteed by; Harvard University) (a)...............................              2,350,000           2,350,000
    (Massachusetts Institute of Technology)
      3.05%, Series G (GO of; Massachusetts Instute of Technology) (a).....                 865,000             865,000
    (Wellesley College) 3.10%, Series B (Guaranteed by; Wellesley College) (a)              415,000             415,000
    (Williams College) 3% (Guaranteed by; Williams College) (a).............              1,095,000           1,095,000
Massachusetts Industrial Finance Agency:
    Industrial Revenue, VRDN:
      (General Signal Corp.) 3.15% (LOC; Wachovia Bank and Trust Co.) (a,b)                 500,000             500,000
      Refunding:
        3.15%, Series A (LOC; Fleet Bank) (a,b)..............................               185,000             185,000
        (Cabot Newburyport Limited) 3.40% (LOC; Bank of Boston) (a,b)........             1,250,000           1,250,000





Dreyfus BASIC Massachusetts Municipal Money Market Fund
Statement of Investments (continued)                  June 30, 1996

                                                                                      Principal
Tax Exempt Investments (continued)                                                      Amount               Value
-----------------------------------------------------------------------------     --------------         -------------
Massachusetts Industrial Finance Agency (continued):
    Industrial Revenue, VRDN (continued):
      Refunding (continued):
        (First Healthcare Corp.)
          3.40%, Series B (LOC; Wachovia Bank and Trust Co.) (a,b)...........      $  2,190,000           $  2,190,000
        (Harvard Commision Health Plan) 3.80%, Series B (a)..................           700,000                700,000
        (Quamco Inc.):
          3.05%, Series A (LOC; Banca Commerciale Italia) (a,b)..............           820,000                820,000
          3.05%, Series B (LOC; Banca Commerciale Italia) (a,b)..............         1,135,000              1,135,000
    Mortgage Revenue, Refunding, VRDN (Chestnut House Apartments)
      3.15% (LOC; Sumitomo Bank) (a,b).......................................           590,000                590,000
    PCR, Refunding:
      CP (New England Power Co. Project):
        3.70%, Series B, 8/8/96 (Guaranteed by; New England Power Co.).......         1,000,000              1,000,000
        3.55%, Series B, 8/13/96 (Guaranteed by; New England Power Co.)......         1,000,000              1,000,000
    VRDN (Holyoke Water Power Co.)
      3.10%, Series A (LOC; Canadian Imperial Bank of Commerce) (a,b)........           660,000                660,000
    Revenue, VRDN:
      (Berkshire Project) 3.15%, Series A (LOC; National Westminster Bank) (a,b)      1,600,000              1,600,000
      (Goodard House) 3.85% (LOC; Fleet Bank) (a,b)..........................           860,000                860,000
      (Groton School Project) 3.15% (LOC; State Street Bank) (a,b)...........         1,500,000              1,500,000
    RRR, Refunding, VRDN (Ogden Haverhill Project)
      3.35%, Series A (LOC; Union Bank of Switzerland) (a,b).................           580,000                580,000
Massachusetts Municipal Wholesale Electric Company,
    Power Supply Systems Revenue, VRDN
    3.05%, Series C (LOC; Canadian Imperial Bank of Commerce) (a,b)..........         1,735,000              1,735,000
Massachusetts Port Authority, Revenue, CP
    3.35%, Series B, 9/5/96 (LOC; Canadian Imperial Bank of Commerce) (b)....         2,000,000              2,000,000
Massachusetts Water Resource Authority:
    CP:
      3.50%, 8/13/96 (LOC; Morgan Guaranty Trust Co.) (b)....................         1,000,000              1,000,000
      3.45%, 8/20/96 (LOC; Morgan Guaranty Trust Co.) (b)....................         1,000,000              1,000,000
    Revenue 6.90%, Series A, 4/1/97 (Escrowed In; U.S. Government Securities)           725,000                742,272
Town of Milbury:
    BAN 3.65%, 11/15/96......................................................           190,400                190,400
    SAAN:
      3.52%, 8/15/96.........................................................           200,000                200,000
      3.52%, 8/15/96.........................................................           180,095                180,095
Mohawk Trail Regional School District, Notes 3.53%, 2/21/97..................           105,000                105,000
Town of Middleboro, BAN 3.49%, 7/26/96.......................................           126,571                126,571
Middlesex County, RAN 3.69%, 12/13/96........................................         1,500,000              1,500,023
Town of North Andover, Revenue 6.50%, 5/15/97 (Insured; MBIA)................           200,000                204,589
Town of West Boylston, BAN 3.71%, 3/14/97....................................           130,000                130,000
Town of Westminster, SAAN 3.61%, 9/16/96.....................................           293,214                293,214
                                                                                                          ------------
TOTAL INVESTMENTS (cost $53,403,356).........................................                              $53,403,356
                                                                                                          ------------
                                                                                                          ------------

Dreyfus BASIC Massachusetts Municipal Money Market Fund

Summary of Abbreviations

BAN           Bond Anticipation Notes                            PCR      Pollution Control Revenue
CP            Commercial Paper                                   RAN      Revenue Anticipation Notes
GO            General Obligation                                 RRR      Resources Recovery Revenue
LOC           Letter of Credit                                   SAAN     State Aid Anticipation Notes
MBIA          Municipal Bond Investors Assurance                 TAN      Tax Anticipation Notes
                Insurance Corporation                            VRDN     Variable Rate Demand Notes



Summary of Combined Ratings (Unaudited)


Moody's                          or                   Standard & Poors's                     Percentage of Value
--------                                              ------------------                     --------------------
VMIG1/MIG1, P1 (c)                                    SP1+/SP1, A1+/A1 (c)                          80.6%
VMIG2/MIG2, P2                                        SP2, A2                                        1.2
Aaa/Aa (d)                                            AAA/AA (d)                                     9.4
Not Rated (e)                                         Not Rated (e)                                  8.8
                                                                                                 -------
                                                                                                   100.0%
                                                                                                 -------
                                                                                                 -------



Notes to Statement of Investments:
----------------------------------------------------------------------------
(a) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
(b) Secured by letters of credit. At June 30, 1996, 58.1% of the Fund's net assets are backed by letters of credit issued by domestic banks, foreign banks and brokerage firms.
(c) P1 and A1 are the highest ratings assigned tax-exempt commercial paper by Moody's and Standard & Poor's, respectively.
(d) Notes which are not MIG or SP rated are represented by bond ratings of the issuers.
(e) Securities which, while not rated by Moody's and Standard & Poor's, respectively, have been determined by the Fund's Board of Trustees to be of comparable quality to those rated securities in which the Fund may invest.


See notes to financial statements.

Dreyfus BASIC Massachusetts Municipal Money Market Fund
Statement of Assets and Liabilities                     June 30, 1996

ASSETS:
    Investments in securities, at value
      (cost $53,403,356)--see Statement of Investments................                                      $53,403,356
    Interest receivable...............................................                                          279,884
                                                                                                           ------------
                                                                                                             53,683,240
LIABILITIES:
    Due to The Dreyfus Corporation--Note 2(a).........................              $    34,659
    Cash overdraft due to Custodian...................................                   331,281
    Payable for investment securities purchased.......................                 1,000,000              1,365,940
                                                                                      ----------           ------------
NET ASSETS............................................................                                      $52,317,300
                                                                                                           ------------
                                                                                                           ------------
REPRESENTED BY:
    Paid-in capital...................................................                                      $52,331,942
    Accumulated net realized (loss) on investments....................                                          (14,642)
                                                                                                           ------------
NET ASSETS at value applicable to 52,329,890 shares outstanding
    (unlimited number of shares of Beneficial Interest authorized)....                                      $52,317,300
                                                                                                           ------------
                                                                                                           ------------

NET ASSET VALUE, offering and redemption price per share
    ($52,317,300 / 52,329,890 shares of Beneficial Interest outstanding)                                          $1.00
                                                                                                                 ------
                                                                                                                 ------

See notes to financial statements.

Dreyfus BASIC Massachusetts Municipal Money Market Fund

Statement of Operations                        year ended June 30, 1996

INVESTMENT INCOME:
    Interest Income..........................................................                                $3,645,997
    Expenses:
      Investment management fee--Note 2(a)...................................                  $344,315
      Distribution fee--Note 2(b)............................................                   164,110
      Trustees' fees and expenses--Note 2(c).................................                    14,962
                                                                                              ---------
            Total Expenses...................................................                   523,387


      Less--reduction in management fee due to undertaking--Note 2(a)........                     7,062
                                                                                              ---------
            Net Expenses.....................................................                                    516,325
                                                                                                             -----------
INVESTMENT INCOME--NET.......................................................                                  3,129,672
NET REALIZED (LOSS) ON INVESTMENTS--Note 1(b)................................                                     (7,461)
                                                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.........................                                 $3,122,211
                                                                                                             -----------
                                                                                                             -----------


See notes to financial statements.

Dreyfus BASIC Massachusetts Municipal Money Market Fund
Statement of Changes in Net Assets




                                                                                             Year Ended June 30,
                                                                                     ------------------------------------

                                                                                         1996(1)               1995(2)
                                                                                     ---------------       --------------
OPERATIONS:
    Investment income--net...............................................            $    3,129,672        $    3,483,630
    Net realized gain (loss) on investments..............................                    (7,461)                  977
                                                                                     --------------        --------------
        Net Increase In Net Assets Resulting From Operations.............                 3,122,211             3,484,607
                                                                                     --------------        --------------
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income--net:
      Investor shares....................................................                (1,993,334)           (2,605,776)
      Class R shares.....................................................                (1,136,338)             (877,854)
                                                                                     --------------        --------------
        Total Dividends..................................................                (3,129,672)           (3,483,630)
                                                                                     --------------        --------------
BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):
    Net proceeds from shares sold:
      Investor shares....................................................                90,074,035           130,450,064
      Class R shares.....................................................               129,504,181            81,076,293
    Dividends reinvested:
      Investor shares....................................................                 1,339,526             1,980,170
      Class R shares.....................................................                   365,421               513,180
    Cost of shares redeemed:
      Investor Shares....................................................              (167,147,872)         (143,194,523)
      Class R Shares.....................................................              (103,041,570)          (75,930,219)
                                                                                     --------------        --------------
        (Decrease) In Net Assets From Beneficial Interest
          Transactions...................................................               (48,906,279)           (5,105,035)
                                                                                     --------------        --------------
          Total (Decrease) In Net Assets.................................               (48,913,740)           (5,104,058)
NET ASSETS:
    Beginning of year....................................................               101,231,040           106,335,098
                                                                                     --------------        --------------
    End of year..........................................................             $  52,317,300          $101,231,040
                                                                                     --------------        --------------
                                                                                     --------------        --------------

-------------------
(1) Effective May 8, 1996, the Fund converted to a single class Fund, with existing Class R shares. Investor class shares became shares of Dreyfus Massachusetts Municipal Money Market Fund.
(2) On October 17, 1994, the Trust shares were redesignated Class R shares.


See notes to financial statements.

Dreyfus BASIC Massachusetts Municipal Money Market Fund
Financial Highlights

    Reference is made to page 5 of the Fund's Prospectus dated
November 1, 1996.


See notes to financial statements.

Dreyfus BASIC Massachusetts Municipal Money Market Fund
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:
          The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering seven series including the Dreyfus BASIC Massachusetts Municipal Money Market Fund (the "Fund"). The Fund's investment objective is to provide a high level of current income exempt from Federal income taxes and Massachusetts personal income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high quality, short-term municipal securities. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").
          On October 25, 1995, the Board of Trustees approved an Agreement and Plan of Reorganization providing for the transfer of a portion of the Fund's assets equal in value to the aggregate net asset value of the interest in the Fund held by the Fund's Investor shareholders to the Dreyfus Massachusetts Municipal Money Market Fund and the subsequent termination of the Fund's Investor class. The Plan of Reorganization was approved by Fund shareholders at a special meeting of shareholders held on April 16, 1996 (the "Meeting") by a vote of 71,488,311 shares in favor of, and 10,355,453 shares against, approval of the Plan, with 1,800,311 shares abstaining, and became effective on May 8, 1996.
          On October 25, 1995, the Fund's Board of Trustees also approved a new Investment Management Agreement between the Fund and the Manager (the "New Agreement") and certain other changes to restructure the Fund to enable it to join Dreyfus' Basic Family of Money Market Funds. Shareholders approved the New Agreement at the Meeting by a vote of 30,560,994 shares in favor of, and 0 shares against, approval of the New Agreement, with 0 shares abstaining, and the New Agreement and other changes became effective May 8, 1996.
          On October 25, 1995, the Fund's Board of Trustees approved a change to the Fund's name, effective May 8, 1996, from "Dreyfus/Laurel Massachusetts Tax-Free Money Fund" to "Dreyfus BASIC Massachusetts Municipal Money Market Fund."
          Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. Prior to May 8, 1996 the Fund was authorized to issue two classes of shares: Investor shares and Class R shares. Investor shares were sold primarily to retail investors and were subject to a distribution fee. Class R shares were sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and were not subject to a distribution fee. Each class of shares had identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class. Effective May 8, 1996, the Fund's Investor class was eliminated, the Fund became a single class Fund and the Class R designation of the Fund's remaining class of shares was eliminated.
          Investment income, net of expenses (other than class specific expenses), realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.
          The Fund's financial statements are prepared in accordance with generally accepted accounting priniciples which require the use of management estimates. Actual results may differ from estimates.

Dreyfus BASIC Massachusetts Municipal Money Market Fund
NOTES TO FINANCIAL STATEMENTS (continued)


          (a) Portfolio valuation: Investments are valued at amortized cost in accordance with Rule 2a-7 of the Investment Company Act of 1940, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.
          It is the Fund's policy to maintain a continuous net asset value per share of $1.00 for the Fund; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00.
          (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.
          (c) Concentration of risk: The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the commonwealth and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
          (d) Distributions to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
          (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
          The Fund has an unused capital loss carryover of approximately $15,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to June 30, 1996. If not applied, $4,000 of the carryover expires in fiscal 1997, $7,000 expires in fiscal 1998, $1,000 expires in fiscal 1999, $2,000 expires in fiscal 2000 and $1,000 expires in fiscal 2002.
          At June 30, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2 -- Investment Management Fee And Other Transactions With Affiliates:
          (a) Investment management fee: Pursuant to the New Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .45% of the value of the Fund's average daily net assets. The Manager has

Dreyfus BASIC Massachusetts Municipal Money Market Fund
NOTES TO FINANCIAL STATEMENTS (continued)

undertaken through May 7, 1997 to limit its unitary fee to .35 of 1% of the Fund's average daily net assets excluding certain fees outlined below. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Trustees (includi ng counsel). The reduction in management fee, pursuant to the undertaking, amounted to $7,062 during the year ended June 30, 1996.
          (b) Distribution plan: The Fund had adopted a Distribution Plan
(the "Plan") pursuant to Rule 12b-1 under the 1940 Act relating to its then-existing Investor shares. Under the Plan, the Fund paid annually up to
 .25% of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor and Dreyfus Service
Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities primarily intended to result in the sale of Investor shares. The Class R shares did not bear a distribution or shareholder servicing fee. During the year ended June 30, 1996, the distribution fee and shareholder servicing fee for the Investor shares were $164,110. Effective May 8, 1996, the Plan was terminated.
          (c) Trustees' fees: Each trustee who is not an "interested person" as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee attended and is reimbursed for travel and out-of-pocket expenses. These expenses are paid in total by the following funds: The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust. In addition the Chairman of the Board receives an annual fee of $25,000 per year. These fees and expenses are charged and allocated to each series based on net assets.
    (d) Affiliated Transactions: During the year ended June 30, 1996, an affiliate of the Fund's adviser contributed $43,878 to the Fund. This contribution enabled holders of the Fund's Investor class shares to receive, under the Plan of Reorganization, the same number of shares in the Dreyfus Massachusetts Municipal Money Market Fund. As a result of this exchange of Investor class shares, the Fund recognized a capital gain of $43,878 which was offset by unused capital loss carryovers. This gain is reflected as a reduction in the accumulated net realized (loss) on investments on the Fund's Statement of Assets and Liabilities.

Dreyfus BASIC Massachusetts Municipal Money Market Fund
Independent Auditors' Report

The Board of Trustees and Shareholders
The Dreyfus/Laurel Tax-Free Municipal Funds:

          We have audited the accompanying statement of assets and liabilities, including the statement of investments of Dreyfus Basic Massachusetts Municipal Money Market Fund (formerly the Dreyfus/Laurel Tax Free Money Fund of The Dreyfus/Laurel Tax-Free Municipal Funds as of June 30, 1996, and the related statement of operations for the year then ended and statement of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years or period in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or period in the two-year period ended June 30, 1993 were audited by other auditors whose report thereon, dated August 11, 1993, expressed an unqualified opinion on those financial highlights.
          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1996, by correspondence with the custodian.
 An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Basic Massachusetts Municipal Money Market Fund of The Dreyfus/Laurel Tax-Free Municipal Funds as of June 30, 1996, the results of its operations for the year then ended and the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years or period in the three-year period then ended in conformity with generally accepted accounting principles.

                                                    KPMG Peat Marwick LLP

New York, NY
July 29, 1996


                                    PART C
                               OTHER INFORMATION

     Item 24.   Financial Statements and Exhibits
                ---------------------------------

           (a)  Financial Statements:

           Included in Part A:

           Financial Highlights for each of the periods indicated therein.

           Included in Part B:

           The following are incorporated by reference to the Registrant's Annual Report to Shareholders (filed August 29) and the Registrant's Semi Annual Report for the fiscal year ending June 30, 1996:

                -    Reports of Independent Auditors
                -    Portfolios of Investments
                -    Statements of Assets and Liabilities
                -    Statements of Operations
                -    Statements of Changes in Net Assets
                -    Notes to Financial Statements

            (b) Exhibits:

           1(a) Third Amended and Restated Master Trust Agreement filed
                January 8, 1993, incorporated by reference to Post-Effective Amendment No. 22, filed on January 29, 1993.

           1(b) Amendment No. 1 to the Third Amended and Restated Master
                Trust Agreement filed on May 21, 1993, incorporated by reference to Post-Effective Amendment No. 24, filed on June 29, 1993.

           1(c) Amendment No. 2 to the Third Amended and Restated Master
                Trust Agreement filed on February 7, 1994, incorporated by reference to Post-Effective Amendment No. 29, filed on April 1, 1994.

           1(d) Amendment No. 3 to the Third Amended and Restated Master
                Trust Agreement filed on March 31, 1994, incorporated by reference to Post-Effective Amendment No. 29, filed on April 1, 1994.

           1(e) Amendment No. 4 to the Third Amended and Restated Master
                Trust Agreement. Incorporated by reference to Post-Effective Amendment No. 32, filed on December 13, 1994.

           1(f) Amendment No. 5 to the Third Amended and Restated Master
                Trust. Incorporated by reference to Post-Effective Amendment No. 32, filed on December 13, 1994.

           2 By-Laws of the Trust, incorporated by reference to the Registrant's Registration Statement (No. 33-43845), filed on July 3, 1985 (the "Registration Statement").

           3    Not Applicable.

           4    Specimen security.  To be filed by amendment.

           5(a) Investment Management Agreement between the Registrant and
                Mellon Bank, N.A., dated April 4, 1994, incorporated by reference to Post-Effective Amendment No. 29, filed on April 1, 1994.

           5(b) Assignment Agreement among the Registrant, Mellon Bank, N.A.
                and The Dreyfus Corporation, dated as of October 17, 1994, (relating to Investment Management Agreement dated April 4,
                1994). Incorporated by reference to Post-Effective Amendment No. 33 filed on December 19, 1994.

           6 Distribution Agreement between the Registrant and Premier Mutual Fund Services, Inc., dated as of October 17, 1994. Incorporated by reference to Post-Effective Amendment No. 33 filed on December 19, 1994.

           7    Not Applicable.

           8(a) Custody and Fund Accounting Agreement between the Registrant and Mellon Bank, N.A., dated April 4, 1994, incorporated by reference to Post-Effective Amendment No. 29, filed on April 1, 1994.

           8(b) Sub-Custodian Agreement between Mellon Bank, N.A. and Boston
                Safe Deposit and Trust Company, dated April 4, 1994, incorporated by reference to Post-Effective Amendment No. 30, filed on October 11, 1994.

           8(c) Amendment to Custody and Fund Accounting Agreement, dated
                August 1, 1994,incorporated by reference to Post-Effective Amendment No. 30, filed on October 11, 1994.

           9(a) Transfer Agent Agreement between the Registrant and Boston
                Safe Deposit and Trust Company (currently known as The Shareholder Services Group, Inc.), incorporated by reference to Post-Effective Amendment No. 10, filed on February 24, 1984.

           9(b) Supplement to Transfer Agent Agreement relating to the
                Tax-Free Bond Fund and the Massachusetts Tax-Free Bond Fund, dated September 3, 1985, incorporated by reference to Post-Effective Amendment No. 9, filed on November 23, 1987.

           9(c) Supplement to Transfer Agent Agreement relating to the
                California Tax-Free Money Fund, the California Tax-Free Bond Fund, the New York Tax-Free Money Fund and the New York Tax-Free Bond Fund, dated January 28, 1988, incorporated by reference to Post-Effective Amendment No. 10, filed on January 28, 1988.

           9(d) Supplement to Transfer Agent Agreement for the Registrant, dated June 1, 1989, incorporated by reference to Post-Effective Amendment No. 14, filed on September 5, 1989.

           9(e) Supplement to Transfer Agent Agreement for the Registrant, dated April 4, 1994, incorporated by reference to Post-Effective Amendment No. 30, filed on October 11, 1994.

           10 Opinion of counsel is incorporated by reference to the Registration Statement and to Post-Effective Amendment Number 34 filed on December 28, 1994. Consent of Counsel is Filed herewith.

       11(a) Consent of Coopers & Lybrand L.L.P. is incorporated by reference to Post-Effective Amendment No 36.

       11(b)    Consent of KPMG Peat Marwick LLP.

           12   Not Applicable.

           13   Not Applicable.

           14   Not Applicable.

       15(a) Restated Distribution Plan (relating to Investor Shares and Class A Shares). Incorporated by reference to Post-Effective Amendment No. 33 filed on December 19, 1994.

       15(b) Distribution and Service Plans (relating to Class B Shares and Class C Shares). Incorporated by reference to Post-Effective Amendment No. 33 filed on December 19, 1994.

           16 Performance Information, incorporated by reference to Post-Effective Amendment No. 12, filed on September 1, 1988.

           18 18f-3 Plan, incorporated by reference to Post-Effective Amendment No. 45, filed on October 30, 1996.




     Other Exhibits
     ______________

           (a) Powers of Attorney of the Trustees and Officers dated April 5, 1995 are incorporated by reference to Post-Effective Amendment No. 36.

     Item 25.   Persons Controlled by or under Common Control with
                Registrant
                --------------------------------------------------
                Not applicable.

     Item 26.   Number of Holders of Securities
                -------------------------------

                Set forth below are the number of recordholders of securities of each series of the Registrant as of October 7, 1996:

                                                   Number of Record Holders
                                                   ------------------------

Title of Class
----------------
Dreyfus BASIC Massachusetts Municipal Money Market Fund        119


     Item 27.   Indemnification
                ---------------

           Under a provision of the Registrant's Second Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust"), any past or present Trustee or officer of the Registrant is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him/her in connection with any action, suit or proceeding to which he/she may be a party or otherwise involved by reason of his/her being or having been a Trustee or officer of the Registrant.

           This provision does not authorize indemnification against any liability to the Registrant or its shareholders to which such Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his/her duties. Moreover, this provision does not authorize indemnification where such Trustee or officer is finally adjudicated not to have acted in good faith in the reasonable belief that his/her actions were in or not opposed to the best interests of the Registrant. Expenses may be paid by the Registrant in advance of the final disposition of any action, suit or proceeding upon receipt of an undertaking by such Trustee or officer to repay such expenses to the Registrant if it is ultimately determined that indemnification of such expenses is not authorized under the Declaration of Trust.

     Item 28.   Business and Other Connections of Investment Adviser
                ----------------------------------------------------

                Investment Adviser -- The Dreyfus Corporation

           The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.


Item 28.  Business and Other Connections of Investment Adviser (continued)
________  ________________________________________________________________

          Officers and Directors of Investment Adviser
          ____________________________________________


Name and Position
with Dreyfus                  Other Businesses
_________________             ________________

MANDELL L. BERMAN             Real estate consultant and private investor
Director                           29100 Northwestern Highway, Suite 370
                                   Southfield, Michigan 48034;
                              Past Chairman of the Board of Trustees:
                                   Skillman Foundation;
                              Member of The Board of Vintners Intl.

FRANK V. CAHOUET              Chairman of the Board, President and
Director                      Chief Executive Officer:
                                   Mellon Bank Corporation****;
                                   Mellon Bank, N.A.****
                              Director:
                                   Avery Dennison Corporation
                                   150 North Orange Grove Boulevard
                                   Pasadena, California 91103;
                                   Saint-Gobain Corporation
                                   750 East Swedesford Road
                                   Valley Forge, Pennsylvania 19482;
                                   Teledyne, Inc.
                                   1901 Avenue of the Stars
                                   Los Angeles, California 90067

ALVIN E. FRIEDMAN             Senior Adviser to Dillon, Read & Co. Inc.
Director                           535 Madison Avenue
                                   New York, New York 10022;
                              Director and Member of the Executive
                                   Committee of Avnet, Inc.**

LAWRENCE M. GREENE            None
Director

JULIAN M. SMERLING            None
Director


W. KEITH SMITH                Chairman and Chief Executive Officer:
Chairman of the Board              The Boston Company*****;
                              Vice Chairman of the Board:
                                   Mellon Bank Corporation****;
                                   Mellon Bank, N.A.****;
                              Director:
                                   Dentsply International, Inc.
                                   570 West College Avenue
                                   York, Pennsylvania 17405

CHRISTOPHER M. CONDRON        Vice Chairman:
President, Chief                   Mellon Bank Corporation****;
Executive Officer,                 The Boston Company*****;
Chief Operating               Deputy Director:
Officer and a                      Mellon Trust****;
Director                      Chief Executive Officer:
                                   The Boston Company Asset Management,
                                   Inc.*****;
                              President:
                                   Boston Safe Deposit and Trust Company*****

STEPHEN E. CANTER             Director:
Vice Chairman and                  The Dreyfus Trust Company++;
Chief Investment Officer,     Formerly, Chairman and Chief Executive Officer:
and a Director                     Kleinwort Benson Investment Management
                                        Americas Inc.*

LAWRENCE S. KASH              Chairman, President and Chief
Vice Chairman-Distribution    Executive Officer:
and a Director                     The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109
                              Executive Vice President and Director:
                                   Dreyfus Service Organization, Inc.***;
                              Director:
                                   Dreyfus America Fund
                                   The Dreyfus Consumer Credit Corporation*;
                                   The Dreyfus Trust Company++;
                                   Dreyfus Service Corporation*;
                              President:
                                   The Boston Company*****;
                                   Laurel Capital Advisors****;
                                   Boston Group Holdings, Inc.;
                              Executive Vice President:
                                   Mellon Bank, N.A.****;
                                   Boston Safe Deposit and Trust
                                   Company*****;

PHILIP L. TOIA                Chairman of the Board and Trust Investment
Vice Chairman-Operations      Officer:
and Administration                 The Dreyfus Trust Company++;
and a Director                Chairman of the Board and Chief Operating
                              Officer:
                                   Major Trading Corporation*;
                              Chairman and Director:
                                   Dreyfus Transfer, Inc.
                                   One American Express Plaza
                                   Providence, Rhode Island 02903
                              Director:
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Corporation*;
                                   Seven Six Seven Agency, Inc.*;
                              President and Director:
                                   Dreyfus Acquisition Corporation*;
                                   The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus-Lincoln, Inc.*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Partnership Management, Inc.+;
                                   Dreyfus Service Organization, Inc.***;
                                   The Truepenny Corporation*;
                              Formerly, Senior Vice President:
                                   The Chase Manhattan Bank, N.A. and
                                   The Chase Manhattan Capital Markets
                                   Corporation
                                   One Chase Manhattan Plaza
                                   New York, New York 10081

WILLIAM T. SANDALLS, JR.      Director:
Senior Vice President and          Dreyfus Partnership Management, Inc.*;
Chief Financial Officer            Seven Six Seven Agency, Inc.*;
                              President and Director:
                                   Lion Management, Inc.*;
                              Executive Vice President and Director:
                                   Dreyfus Service Organization, Inc.*;
                              Vice President, Chief Financial Officer and
                              Director:
                                   Dreyfus Acquisition Corporation*;
                                   Dreyfus America Fund
                              Vice President and Director:
                                   The Dreyfus Consumer Credit Corporation*;
                                   The Truepenny Corporation*;
                              Treasurer, Financial Officer and Director:
                                   The Dreyfus Trust Company++;
                              Treasurer and Director:
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Service Corporation*;
                                   Major Trading Corporation*;
                              Formerly, President and Director:
                                   Sandalls & Co., Inc.

ELIE M. GENADRY               President:
Vice President-                    Institutional Services Division of Dreyfus
Institutional Sales                Service Corporation*;
                                   Broker-Dealer Division of Dreyfus Service
                                   Corporation*;
                                   Group Retirement Plans Division of Dreyfus
                                   Service Corporation;
                              Executive Vice President:
                                   Dreyfus Service Corporation*;
                                   Dreyfus Service Organization, Inc.***;
                              Vice President:
                                   The Dreyfus Trust Company++

WILLIAM F. GLAVIN, JR.        Executive Vice President:
Vice President-Corporate           Dreyfus Service Corporation*;
Development                   Senior Vice President:
                                   The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109

MARK N. JACOBS                Vice President, Secretary and Director:
Vice President-                    Lion Management, Inc.*;
General Counsel               Secretary:
and Secretary                      The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus Management, Inc.*;
                              Assistant Secretary:
                                   Dreyfus Service Organization, Inc.***;
                                   Major Trading Corporation*;
                                   The Truepenny Corporation*

PATRICE M. KOZLOWSKI          None
Vice President-
Corporate Communications

MARY BETH LEIBIG              None
Vice President-
Human Resources


JEFFREY N. NACHMAN            President and Director:
Vice President-Mutual Fund         Dreyfus Transfer, Inc.
Accounting                         One American Express Plaza
                                   Providence, Rhode Island 02903

ANDREW S. WASSER              Vice President:
Vice President-Information         Mellon Bank Corporation****
Services

ELVIRA OSLAPAS                Assistant Secretary:
Assistant Secretary                Dreyfus Service Corporation*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Acquisition Corporation, Inc.*;
                                   The Truepenny Corporation+




______________________________________

* The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
** The address of the business so indicated is 80 Cutter Mill Road, Great Neck, New York 11021.
 *** The address of the business so indicated is 131 Second Street, Lewes, Delaware 19958.
**** The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
***** The address of the business so indicated is One Boston Place, Boston, Massachusetts 02108.
+ The address of the business so indicated is Atrium Building, 80 Route 4 East, Paramus, New Jersey 07652.
++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.


Item 29.  Principal Underwriters
________  ______________________

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

           1)  Comstock Partners Funds, Inc.
           2)  Dreyfus A Bonds Plus, Inc.
           3)  Dreyfus Appreciation Fund, Inc.
           4)  Dreyfus Asset Allocation Fund, Inc.
           5)  Dreyfus Balanced Fund, Inc.
           6)  Dreyfus BASIC GNMA Fund
           7)  Dreyfus BASIC Money Market Fund, Inc.
           8)  Dreyfus BASIC Municipal Fund, Inc.
           9)  Dreyfus BASIC U.S. Government Money Market Fund
          10)  Dreyfus California Intermediate Municipal Bond Fund
          11)  Dreyfus California Tax Exempt Bond Fund, Inc.
          12)  Dreyfus California Tax Exempt Money Market Fund
          13)  Dreyfus Cash Management
          14)  Dreyfus Cash Management Plus, Inc.
          15)  Dreyfus Connecticut Intermediate Municipal Bond Fund
          16)  Dreyfus Connecticut Municipal Money Market Fund, Inc.
          17)  Dreyfus Florida Intermediate Municipal Bond Fund
          18)  Dreyfus Florida Municipal Money Market Fund
          19)  The Dreyfus Fund Incorporated
          20)  Dreyfus Global Bond Fund, Inc.
          21)  Dreyfus Global Growth Fund
          22)  Dreyfus GNMA Fund, Inc.
          23)  Dreyfus Government Cash Management
          24)  Dreyfus Growth and Income Fund, Inc.
          25)  Dreyfus Growth and Value Funds, Inc.
          26)  Dreyfus Growth Opportunity Fund, Inc.
          27)  Dreyfus Income Funds
          28)  Dreyfus Institutional Money Market Fund
          29)  Dreyfus Institutional Short Term Treasury Fund
          30)  Dreyfus Insured Municipal Bond Fund, Inc.
          31)  Dreyfus Intermediate Municipal Bond Fund, Inc.
          32)  Dreyfus International Funds, Inc.
          33)  The Dreyfus/Laurel Funds, Inc.
          34)  The Dreyfus/Laurel Funds Trust
          35)  The Dreyfus/Laurel Tax-Freee Municipal Funds
          36)  Dreyfus Stock Index Fund, Inc.
          37)  Dreyfus LifeTime Portfolios, Inc.
          38)  Dreyfus Liquid Assets, Inc.
          39)  Dreyfus Massachusetts Intermediate Municipal Bond Fund
          40)  Dreyfus Massachusetts Municipal Money Market Fund
          41)  Dreyfus Massachusetts Tax Exempt Bond Fund
          42)  Dreyfus MidCap Index Fund
          43)  Dreyfus Money Market Instruments, Inc.
          44)  Dreyfus Municipal Bond Fund, Inc.
          45)  Dreyfus Municipal Cash Management Plus
          46)  Dreyfus Municipal Money Market Fund, Inc.
          47)  Dreyfus New Jersey Intermediate Municipal Bond Fund
          48)  Dreyfus New Jersey Municipal Bond Fund, Inc.
          49)  Dreyfus New Jersey Municipal Money Market Fund, Inc.
          50)  Dreyfus New Leaders Fund, Inc.
          51)  Dreyfus New York Insured Tax Exempt Bond Fund
          52)  Dreyfus New York Municipal Cash Management
          53)  Dreyfus New York Tax Exempt Bond Fund, Inc.
          54)  Dreyfus New York Tax Exempt Intermediate Bond Fund
          55)  Dreyfus New York Tax Exempt Money Market Fund
          56)  Dreyfus 100% U.S. Treasury Intermediate Term Fund
          57)  Dreyfus 100% U.S. Treasury Long Term Fund
          58)  Dreyfus 100% U.S. Treasury Money Market Fund
          59)  Dreyfus 100% U.S. Treasury Short Term Fund
          60)  Dreyfus Pennsylvania Intermediate Municipal Bond Fund
          61)  Dreyfus Pennsylvania Municipal Money Market Fund
          62)  Dreyfus S&P 500 Index Fund
          63)  Dreyfus Short-Intermediate Government Fund
          64)  Dreyfus Short-Intermediate Municipal Bond Fund
          65)  Dreyfus Investment Grade Bond Funds, Inc.
          66)  The Dreyfus Socially Responsible Growth Fund, Inc.
          67)  Dreyfus Tax Exempt Cash Management
          68)  The Dreyfus Third Century Fund, Inc.
          69)  Dreyfus Treasury Cash Management
          70)  Dreyfus Treasury Prime Cash Management
          71)  Dreyfus Variable Investment Fund
          72)  Dreyfus Worldwide Dollar Money Market Fund, Inc.
          73)  General California Municipal Bond Fund, Inc.
          74)  General California Municipal Money Market Fund
          75)  General Government Securities Money Market Fund, Inc.
          76)  General Money Market Fund, Inc.
          77)  General Municipal Bond Fund, Inc.
          78)  General Municipal Money Market Fund, Inc.
          79)  General New York Municipal Bond Fund, Inc.
          80)  General New York Municipal Money Market Fund
          81)  Premier Insured Municipal Bond Fund
          82)  Premier California Municipal Bond Fund
          83)  Premier Equity Funds, Inc.
          84)  Premier Global Investing, Inc.
          85)  Premier GNMA Fund
          86)  Premier Growth Fund, Inc.
          87)  Premier Municipal Bond Fund
          88)  Premier New York Municipal Bond Fund
          89)  Premier State Municipal Bond Fund
          90)  Premier Strategic Growth Fund
          91)  Premier Value Fund


(b)
                                                             Positions and
Name and principal        Positions and offices with         offices with
business address          the Distributor                    Registrant
__________________        ___________________________        _____________

Marie E. Connolly+        Director, President, Chief         President and
                          Executive Officer and Compliance   Treasurer
                          Officer

Joseph F. Tower, III+     Senior Vice President, Treasurer   Vice President
                          and Chief Financial Officer        and Assistant
                                                             Treasurer

John E. Pelletier+        Senior Vice President, General     Vice President
                          Counsel, Secretary and Clerk       and Secretary

Roy M. Moura+             First Vice President               None

Dale F. Lampe+            Vice President                     None

Mary A. Nelson+           Vice President                     Vice President
                                                             and Assistant
                                                             Treasurer

Paul Prescott+            Vice President                     None

Elizabeth A. Bachman++    Assistant Vice President           Vice President
                                                             and Assistant
                                                             Secretary

Jean M. O'Leary+          Assistant Secretary and            None
                          Assistant Clerk

John W. Gomez+            Director                           None

William J. Nutt+          Director                           None




________________________________
 +   Principal business address is One Exchange Place, Boston, Massachusetts
     02109.
++   Principal business address is 200 Park Avenue, New York, New York 10166.





Item 30.    Location of Accounts and Records
            ________________________________

            1. First Data Investor Services Group, Inc., a subsidiary of First Data Corporation
                P.O. Box 9671
                Providence, Rhode Island 02940-9671

            2.  The Bank of New York
                90 Washington Street
                New York, New York 10286

            3.  Dreyfus Transfer, Inc.
                P.O. Box 9671
                Providence, Rhode Island 02940-9671

            4.  The Dreyfus Corporation
                200 Park Avenue
                New York, New York 10166

Item 31.    Management Services
_______     ___________________

            Not Applicable

Item 32.    Undertakings
________    ____________

  (1) To call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of common stock and in connection with such meeting to comply with the provisions of
            Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

  (2) To furnish each person to whom a prospectus is delivered with a copy of the Fund's latest Annual Report to Shareholders, upon request and without charge.



                                  SIGNATURES
                                  __________

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 1st day of November, 1996.

                     THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS

                BY:  /s/Marie E. Connolly*
                     ______________________________________
                     Marie E. Connolly, President


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

     Signatures                          Title                      Date
________________________       ______________________________     __________

/s/Marie E. Connolly*          President, Treasurer               11/01/96
---------------------------
Marie E. Connolly

/s/Francis P. Brennan*         Trustee,                           11/01/96
---------------------------    Chairman of the Board
Francis P. Brennan

/s/Ruth Marie Adams*           Trustee                            11/01/96
---------------------------
Ruth Marie Adams

/s/Joseph S. DiMartino*        Trustee                            11/01/96
---------------------------
Joseph S. DiMartino

/s/James M. Fitzgibbons*       Trustee                            11/01/96
---------------------------
James M. Fitzgibbons

/s/Kenneth A. Himmel*          Trustee                            11/01/96
---------------------------
Kenneth A. Himmel

/s/Stephen J. Lockwood*        Trustee                            11/01/96
---------------------------
Stephen J. Lockwood

/s/Roslyn M. Watson*           Trustee                            11/01/96
---------------------------
Roslyn M. Watson

/s/J. Tomlinson Fort*          Trustee                            11/01/96
---------------------------
J. Tomlinson Fort

/s/Arthur L. Goeschel*         Trustee                            11/01/96
---------------------------
Arthur L. Goeschel

/s/Arch S. Jeffery*            Trustee                            11/01/96
---------------------------
Arch S. Jeffery

/s/John Sciullo*               Trustee                            11/01/96
---------------------------
John Sciullo



*By: /s/Elizabeth Bachman
     ---------------------------
     Attorney-in-Fact